UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DIAMOND HILL INVESTMENT GROUP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Securities Exchange Act Rules 14a-6(i)(1) and 0-11.

DIAMOND HILL INVESTMENT GROUP, INC.

ANNUAL LETTER TO SHAREHOLDERS

April 13, 2026

Dear Fellow Shareholders:

As we mark Diamond Hill’s 25th year, I want to express my sincere gratitude for your continued support and partnership.

For a quarter century, Diamond Hill has delivered disciplined investment management grounded in the same valuation-driven principles and long-term perspective that have defined our firm since inception. Our focus has always been on serving clients with excellence, managing risk thoughtfully, and aligning our interests with those of our clients and shareholders. We are proud of the $30 billion in client partnerships and the 18%1 annualized shareholder return generated over the past 25 years - achievements made possible by the dedication of our associates.

In December 2025, we announced that Diamond Hill has entered into a definitive agreement to be acquired by First Eagle Investments. First Eagle is a well-respected investment manager with a long heritage and complementary investment capabilities. We believe this combination enhances our long-term growth potential by providing expanded resources, infrastructure, and distribution capabilities, while allowing our investment teams to continue operating with the same disciplined philosophy and processes our clients value.

As integration planning discussions have progressed, we have seen firsthand the strong philosophical and cultural alignment between our firms, the complementary fit across our investment offerings, and the opportunity for stability, continuity, and long-term growth within the combined organization upon closing. The transaction remains subject to customary closing conditions and is expected to be completed in the second quarter of this year.

Thank you for your trust and confidence in Diamond Hill. We are incredibly proud of what we have accomplished together and look forward to the opportunities ahead as part of the First Eagle family.

Sincerely,

Heather Brilliant

Chief Executive Officer and President

1 The 18% annualized shareholder return represents the compound annual total return to shareholders from May 31, 2000 through December 31, 2025, calculated based on the change in market price of DHIL common shares and assuming reinvestment of dividends.

Diamond Hill Investment Group, Inc.

325 John H. McConnell Boulevard, Suite 200

Columbus, Ohio 43215

April 13, 2026

Dear Shareholders:

We cordially invite you to attend the 2026 Annual Meeting of Shareholders ("Annual Meeting") of Diamond Hill Investment Group, Inc. (the “Company”), to be held virtually on Thursday, May 28, 2026 at 8:00 a.m. Eastern Time. The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DHIL2026, where you will be able to listen to the meeting live, submit questions, and vote online.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

Please note that, at the Company's Special Meeting of Shareholders held on March 3, 2026, the Company's shareholders approved the adoption of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 10, 2025, among the Company, First Eagle Investment Management, LLC, a Delaware limited liability company (“First Eagle”), and Soar Christopher Holdings, Inc., an Ohio corporation and a wholly-owned subsidiary of First Eagle ("Merger Sub"), pursuant to which, upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the "Merger"), whereupon the separate existence of Merger Sub will cease, and the Company will be the surviving corporation as a wholly-owned subsidiary of First Eagle. No action will be taken at the Annual Meeting with respect to, and no proxy is being solicited by this Proxy Statement in connection with, the Merger Agreement, the Merger, or any matters related thereto. The Merger is expected to close in the second quarter of 2026, subject to the satisfaction or, to the extent permitted, waiver of the remaining customary closing conditions, including the Company's receipt of the requisite client consents based on revenue run-rate. As a result, if the closing of the Merger occurs prior to the commencement of the Annual Meeting on May 28, 2026, then the Annual Meeting will not be held. As of the date of this Proxy Statement, the Merger has not closed.

On behalf of the Board of Directors, we urge you to cast your vote as soon as possible by Internet or telephone, or by signing, dating, and returning the enclosed proxy card, even if you plan to attend the virtual Annual Meeting. Voting by written proxy does not deprive you of your right to attend the virtual Annual Meeting and to vote your common shares during the meeting, but it will ensure your representation and that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of common shares you own.

Sincerely,

Heather E. Brilliant

Chief Executive Officer and President

Diamond Hill Investment Group, Inc.

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 28, 2026

Notice is hereby given that the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Diamond Hill Investment Group, Inc. (the “Company”) will be held virtually on Thursday, May 28, 2026 at 8:00 a.m. Eastern Time. The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DHIL2026, where you will be able to listen to the meeting live, submit questions, and vote online. At the Annual Meeting, shareholders of record will consider and act upon the following matters:

1.
The election of eight directors to serve on the Company’s Board of Directors (“Board”) until the Company’s 2027 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;
2.
The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.
An advisory resolution to approve the 2025 compensation of the Company’s named executive officers; and
4.
Such other business as may properly come before the Annual Meeting or any adjournment thereof.

Action may be taken on the foregoing proposals at the Annual Meeting or at any postponement or adjournment of the Annual Meeting. The Board has fixed the close of business on March 30, 2026, as the record date for determining the shareholders entitled to vote at the Annual Meeting and any postponements or adjournments thereof. Only record date shareholders are entitled to notice of, and to vote at, the Annual Meeting.

On or about April 13, 2026, the Company began mailing to shareholders of record as of the close of business on March 30, 2026, other than those shareholders who have previously requested paper copies of the proxy materials via mail, a Notice of Internet Availability of Proxy Materials (“Notice of Availability”). The Notice of Availability contains instructions on how to access via the Internet the Company’s 2026 Proxy Statement, the form of proxy (also known as a proxy card), and the Company’s 2025 annual report to shareholders (which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2025), as well as instructions on how to request a paper copy of these proxy materials. On or about April 13, 2026, the Company also began mailing its proxy materials to shareholders of record who requested a paper copy.

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY BY INTERNET, BY TELEPHONE, OR IF YOU ELECT TO RECEIVE PAPER COPIES OF THE PROXY MATERIALS, BY MAIL. FOR ADDITIONAL INSTRUCTIONS ON VOTING BY TELEPHONE OR THE INTERNET, PLEASE REFER TO THE NOTICE OF AVAILABILITY OR YOUR PROXY CARD. IF YOU ATTEND THE VIRTUAL ANNUAL MEETING, YOU MAY REVOKE YOUR PREVIOUSLY SUBMITTED PROXY AND VOTE AT THE MEETING AS DESCRIBED IN THE PROXY STATEMENT.

By order of the Board,

Carlotta D. King, Secretary

Columbus, Ohio

April 13, 2026

Diamond Hill Investment Group, Inc.

325 John H. McConnell Boulevard, Suite 200

Columbus, Ohio 43215

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

DIAMOND HILL INVESTMENT GROUP, INC.

TO BE HELD VIRTUALLY ON MAY 28, 2026

This Proxy Statement is being furnished to the shareholders of Diamond Hill Investment Group, Inc., an Ohio corporation (the “Company”), in connection with the solicitation of proxies by its Board of Directors (the “Board”) for use at its 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually at 8:00 a.m. Eastern Time on May 28, 2026, and any postponement or adjournment thereof. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DHIL2026, where shareholders will be able to listen to the meeting live, submit questions, and vote online.

On or about April 13, 2026, the Company began mailing to shareholders of record as of the close of business on March 30, 2026, other than those shareholders who have previously requested paper copies of the proxy materials via mail, a Notice of Internet Availability of Proxy Materials (“Notice of Availability”) for the Annual Meeting. The Notice of Availability contains instructions on how to access via the Internet the Company’s 2026 Proxy Statement, the form of proxy (also known as a proxy card), and the Company’s 2025 annual report to shareholders (the “Annual Report”, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Form 10-K”)), as well as instructions on how to request a paper copy of these proxy materials. On or about April 13, 2026, the Company also began mailing its proxy materials to shareholders of record who requested a paper copy. You may choose to access the proxy materials via the Internet by following the instructions on the Notice of Availability, or you may request to receive paper copies of the proxy materials. The Notice of Availability is also publicly accessible at www.proxyvote.com free of charge. Electronic delivery of the proxy materials allows the Company to conserve natural resources and reduces the costs of printing and distributing the proxy materials, while providing shareholders with access to the proxy materials in a fast and efficient manner. If you request paper copies of the proxy materials by mail, the Notice of Annual Meeting of Shareholders, the Proxy Statement, the form of proxy (also known as a “proxy card”), and the Annual Report will be mailed to you. The Company’s Form 10-K, excluding exhibits, is included in the Annual Report. Only shareholders of record at the close of business on March 30, 2026, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting.

The purposes of the Annual Meeting are to:

1.
Elect eight directors to serve on the Board until the Company’s 2027 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;
2.
Ratify the appointment of KPMG LLP ("KPMG") as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.
Approve, on an advisory basis, the 2025 compensation of the Company’s named executive officers (“NEOs”); and
4.
Transact such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

Those common shares represented by: (i) properly authenticated voting instructions recorded electronically over the Internet or by telephone prior to 11:59 p.m., Eastern Time on May 27, 2026, or (ii) properly signed proxy cards received by the Company prior to the Annual Meeting, and in each case, that are not revoked, will be voted at the Annual Meeting as directed by the shareholders. If a shareholder submits a valid proxy and does not specify how their common shares should be voted, they will be voted as recommended by the Board. The proxy holders will use their best judgment regarding any other matters that may properly come before the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	When and where will the Annual Meeting take place?

A:

The Annual Meeting will be held virtually on Thursday, May 28, 2026 at 8:00 a.m. Eastern Time, meaning that shareholders of record may access the meeting via the Internet. Shareholders will not be able to attend the Annual Meeting in person. The Annual Meeting can be accessed by shareholders of record by visiting www.virtualshareholdermeeting.com/DHIL2026.

Q:	How do I access the Annual Meeting?

A:

The Company will hold the Annual Meeting virtually as scheduled. Any shareholder of record can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/DHIL2026, where shareholders may vote and submit questions during the meeting. The Annual Meeting starts at 8:00 a.m. Eastern Time on Thursday, May 28, 2026. To access the Annual Meeting, please have your 16-digit control number, which is included in your Notice of Availability, the voting instructions form from your broker, bank, or other nominee, or your proxy card. Instructions on how to access the virtual meeting and participate via the Internet, including how to demonstrate proof of share ownership, are posted at www.proxyvote.com.

Q:	What may I vote on at the Annual Meeting?

A:

At the Annual Meeting, you will be asked to:

•
Elect eight directors to serve on the Board until the Company’s 2027 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;
•
Ratify the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
Approve, on an advisory basis, the 2025 compensation of the NEOs; and
•
Vote on such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Q:	What are the Board’s recommendations on the matters to be considered at the Annual Meeting?

A:

The Board recommends that shareholders vote:

•
FOR the Board's nominated slate of eight directors:
•
FOR the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•
FOR the approval, on an advisory basis, of the 2025 compensation of the NEOs.

Q:	How may I vote my common shares and what is the deadline to vote my common shares?

A:

If you are a registered shareholder, there are several ways to vote your shares. If you plan to vote over the Internet or by telephone or to participate in the Annual Meeting, you will need the 16-digit control number provided on your Notice of Availability or proxy card to do so. If you vote over the Internet or by telephone, your electronic vote authorizes the named proxy holders in the same manner as if you completed, signed, dated, and returned your proxy card. If you vote via the Internet or by telephone, you do not need to return your proxy card.

•
You may vote over the Internet before the Annual Meeting by visiting www.proxyvote.com. If you wish to vote over the Internet, you may transmit your voting instructions 24 hours per day, seven days per week, until 11:59 p.m. Eastern Time on May 27, 2026.
•
You may vote by telephone before the Annual Meeting by calling 1-800-690-6903. If you wish to vote by telephone, you may transmit your voting instructions 24 hours per day, seven days per week, until 11:59 p.m. Eastern Time on May 27, 2026.
•
If you received a printed copy of the proxy materials, you may submit your vote before the Annual Meeting by completing, signing, and dating your proxy card and returning it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Sign your name exactly as it appears on the proxy card. Proxy cards must be received at this address no later than May 27, 2026, to be voted at the Annual Meeting.

•
If you plan to vote over the Internet during the virtual Annual Meeting on May 28, 2026 at 8:00 a.m. Eastern Time, please access the meeting at www.virtualshareholdermeeting.com/DHIL2026 and follow the online instructions.

If you are a beneficial owner of the common shares, you should have received a notice that directs you to the website where you can access the proxy materials as well as voting instructions from the broker, bank, or other nominee holding the shares. You should follow the voting instructions provided by your broker, bank, or nominee in order to instruct your broker, bank, or nominee on how to vote the shares. Please note that the voting instructions provided by your broker, bank, or nominee will have a voting deadline that is earlier than those listed above. The availability of Internet and telephone voting will depend on the voting process of the broker, bank, or nominee. Common shares held beneficially may not be voted by the beneficial owner during the Annual Meeting.

Q:	What is the difference between holding common shares as a registered shareholder and as a beneficial owner?

A:

Many shareholders are beneficial owners of the Company’s common shares, meaning they hold their shares in “street name” through a broker, bank, or other nominee. As summarized below, there are some distinctions between shares held of record and shares owned beneficially.

Registered Shareholders. For common shares registered directly in your name with the Company’s transfer agent, you are considered the registered shareholder, and the Company is making available on the Internet or sending this Proxy Statement and related materials directly to you. As a registered shareholder, you have the right to vote: (i) over the Internet or by telephone, (ii) by completing, signing, dating, and returning your proxy card, or (iii) at the Annual Meeting.

Beneficial Owners. For common shares held in “street name”, you are considered the beneficial owner, and this Proxy Statement and related materials are being made available or forwarded to you by your broker, bank, or other nominee, who is the registered shareholder of the shares held for your benefit. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares. Your broker, bank, or other nominee will provide you with information on the procedures you must follow to instruct them how to vote your shares or how to revoke previously given voting instructions. Beneficial owners should contact their broker, bank, or other nominee to determine applicable deadlines.

Q:	If I am a beneficial owner, will my broker, bank, or other nominee vote my common shares for me?

A:

Your broker, bank, or other nominee will vote your common shares in the manner you instruct, and you should follow the voting instructions your broker, bank, or other nominee has provided to you. However, if you do not provide voting instructions to your broker, bank, or other nominee, it may vote your shares in its discretion on certain “routine” matters. The ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 is considered a routine matter, and if you do not submit voting instructions, your broker, bank, or other nominee may choose, in its discretion, to vote (and how to vote) or not vote your shares on the ratification. None of the other matters to be voted on at the Annual Meeting are considered routine, and your broker, bank, or other nominee may not vote your shares on those matters without your instructions.

Q:	How will my common shares be voted if I submit a proxy without voting instructions?

A:

Subject to revocation, all forms of proxy that are properly completed and timely received will be voted in accordance with the instructions contained therein. If no instructions are given (except in the case of broker non-votes), the persons named as proxy holders will vote the common shares in accordance with the recommendations of the Board. The Board’s recommendations are set forth above and together with the description of each proposal in this Proxy Statement. A “broker non-vote” occurs when a beneficial owner does not, within the required timeframe before the Annual Meeting, provide the broker, bank, or other nominee who is the registered holder thereof with instructions as to how to vote the common shares on “non-routine” matters. Under Nasdaq rules, your broker, bank, or other nominee may not vote your common shares on non-routine matters unless it receives instructions from you as to how to vote.

Q:	May I revoke my proxy or change my vote after I have mailed a proxy card or voted over the Internet or by telephone?

A:	Yes. You may revoke or change your vote at any time before your proxy is voted at the Annual Meeting. If you are a registered shareholder, you can do this in any one of three ways:

•
Send a written statement to Carlotta D. King, Secretary, at Diamond Hill Investment Group, Inc., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, stating that you would like to revoke your proxy, which must be received prior to the Annual Meeting;
•
Submit later-dated electronic voting instructions over the Internet or by telephone no later than 11:59 p.m. Eastern Time on May 27, 2026, or send a newly-signed and later-dated proxy card, which must be received by May 27, 2026; or
•
Participate in Annual Meeting and revoke your proxy at the Annual Meeting. Attending the Annual Meeting will not, by itself, revoke your proxy or a prior Internet or telephone vote.

If you are a beneficial owner, you may change your vote by submitting new voting instructions to your broker, bank, or other nominee. You should review the instructions provided by your broker or nominee to determine the procedures that you must follow.

Q:	Who can answer my questions about how I can submit or revoke my proxy or vote by phone or via the Internet?

A:

If you are a registered shareholder and have more questions about how to submit your proxy, please call Carlotta D. King, Secretary of the Company, at (614) 255-3333. If you are a beneficial owner, you should contact your broker, bank, or other nominee to determine the procedures and deadlines that you must follow.

Q:	What does it mean if I get more than one Notice of Availability or proxy card?

A:

If your common shares are registered in more than one account, you may receive more than one Notice of Availability or proxy card. If you are a registered shareholder and intend to vote over the Internet or by telephone, you must do so for each individual Notice of Availability you receive. If you received a paper copy of the proxy materials and you intend to vote by mail, please complete, sign, date, and return all proxy cards to ensure that all your common shares are voted.

PROCEDURAL MATTERS

Record Date

Only the Company’s shareholders of record at the close of business on March 30, 2026, the record date, will be entitled to vote at the Annual Meeting. As of the record date, there were 2,704,671 common shares outstanding and entitled to be voted at the Annual Meeting.

Proxy

Your common shares will be voted at the Annual Meeting as you direct on your signed proxy card or in your telephone or Internet voting instructions. If you are a registered shareholder and submit a proxy card without voting instructions, it will be voted as recommended by the Board. If you are a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your common shares, and you should contact your broker, bank, or other nominee to determine the procedures and deadlines that you must follow. The Board’s recommendations are set forth in this Proxy Statement. The duly appointed proxy holders will vote in their discretion on any other matters that may properly come before the Annual Meeting.

Voting

A shareholder may cast one vote for each outstanding share held by the shareholder on each separate matter of business properly brought before the Annual Meeting. If you are a beneficial owner, you are encouraged to instruct your broker, bank, or other nominee as to how to vote your shares. The Company’s shareholders do not have cumulative voting rights with respect to the election of directors.

Proposal 1 - Director election. Votes that shareholders cast “FOR” a director-nominee must exceed the votes that shareholders cast “AGAINST” a director-nominee for the individual to be elected. Please also see the discussion of the “Majority Voting” provisions within Proposal 1.

Proposal 2 - Ratification of selection of KPMG. The affirmative vote of the holders of a majority of the common shares cast on the proposal is required to ratify the selection of KPMG as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026.

Proposal 3 - Advisory vote on 2025 NEO compensation. The affirmative vote of the holders of a majority of the common shares cast on the proposal is required for the approval of the advisory vote on the 2025 compensation of the NEOs.

Effect of broker non-votes and abstentions. Under the applicable regulations of the Securities and Exchange Commission (“SEC”) and the rules of the exchanges and other self-regulatory organizations of which the brokers, banks, and other nominees are members, brokers, banks, and other nominees who hold common shares in street name for beneficial owners may sign and submit proxies and may vote those common shares on certain “routine” matters. Proposal 2 is considered to be a “routine” matter. Proposals 1 and 3 are considered to be “non-routine” matters. Under applicable stock exchange rules, brokers, banks, and other nominees are not permitted to vote on non-routine matters without instruction from the beneficial holders. Proxies that are signed and submitted by brokers, banks, and other nominees that have not been voted on non-routine matters are referred to as “broker non-votes”.

Neither broker non-votes nor abstentions will have any effect on the election of directors, the ratification of the appointment of KPMG, or the advisory approval of the 2025 compensation of the NEOs.

Quorum

Business can be conducted at the Annual Meeting only if a quorum, consisting of the holders of at least a majority of the Company’s outstanding common shares entitled to vote, is present, either in person or by proxy. Abstentions and broker non-votes will be counted toward establishing a quorum. If a quorum is not present at the time the Annual Meeting is convened, a majority of the common shares represented in person or by proxy may adjourn the Annual Meeting to a later date and time, without notice other than announcement at the Annual Meeting. At any such adjournment of the Annual Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Annual Meeting as originally called.

Solicitation; Expenses

The Company will pay all expenses of the Board’s solicitation of the proxies for the Annual Meeting, including the cost of preparing, assembling, providing, and mailing the Notice of Annual Meeting, proxy card, this Proxy Statement, and the Annual Report, postage for return envelopes, the handling and expenses for tabulation of proxies received, and charges of brokerage houses and other institutions, nominees, or fiduciaries for forwarding such documents to beneficial owners. The Company will not pay any electronic access charges associated with Internet or telephone voting incurred by a shareholder. The Company may solicit proxies in person or by telephone, facsimile, or e-mail. Its officers, directors, and employees may also assist with solicitation, but will receive no additional compensation for doing so.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and you should not rely on any such information or representation. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement does not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

Requests for Proxy Statement, Annual Report, Notice of Availability, and Form 10-K

The Annual Report is intended to satisfy the Company’s obligation to provide an annual report to its shareholders pursuant to Rule 14a-3(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Form 10-K, including audited consolidated financial statements, is included in the Annual Report. The Company is making available on the Internet or delivering a single copy of this Proxy Statement and the Annual Report to multiple shareholders sharing an address, unless it has received instructions from one or more of these shareholders to the contrary. However, each shareholder will continue to receive a separate proxy card. The Company will promptly deliver a separate copy of this Proxy Statement, the Annual Report, and/or the Notice of Availability, as applicable, at no charge, upon receipt of a written or oral request by a registered shareholder at a shared address to which a single copy of the documents was made available or delivered. Written or oral requests for a separate copy of the documents, or to provide instructions for delivery of documents in the future, may be directed to Carlotta D. King, Secretary, at Diamond Hill Investment Group, Inc., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215 or by phone at (614) 255-3333. Additionally, this Proxy Statement, the Annual Report, and the Form 10-K are available on the Internet free of charge at: https://ir.diamond-hill.com/sec-filings-ownership/proxy-materials/.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership of the Company’s common shares by: (a) all persons known by to beneficially own 5% or more of the Company’s outstanding common shares, (b) each director and director nominee of the Company, (c) the Company’s NEOs, and (d) all of the Company’s executive officers, directors, and director nominees as a group. Unless otherwise indicated, the named individuals and entities exercise sole voting and dispositive power over the shares listed. None of the named individuals or entities hold any outstanding options to acquire Company common shares, and none of the named individuals have pledged any common shares of the Company as security. Except as otherwise indicated, all information is as of March 30, 2026.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Heather E. Brilliant	69,962	(2)	2.6%
Richard S. Cooley	13,829		*
Gordon B. Fowler	7,713		*
Austin Hawley	78,650		2.9%
Thomas E. Line	15,402	(2)	*
Paula R. Meyer	3,763		*
Diane C. Nordin	-		*
Jo Ann Quinif	48,007	(2)	1.8%
Nicole R. St. Pierre	5,113		*
L’Quentus Thomas	2,615		*
Directors, nominees, and executive officers as a group (10 persons)	245,054		9.1%
5% Beneficial Owners
BlackRock, Inc.(3)	220,766		8.2%
Royce & Associates, LP(4)	166,746		6.2%

(1)
In this column, beneficial ownership of less than 1% is represented by an asterisk (*). The percent of class is based upon the number of common shares beneficially owned by the named individual or entity divided by 2,704,671, which was the total number of shares that were issued and outstanding as of March 30, 2026.
(2)
These amounts include 473, 1,294, and 816 common shares for Ms. Brilliant, Mr. Line, and Ms. Quinif respectively, that are held in the Diamond Hill Investment Group 401(k) Plan and Trust (the “401(k) Plan”).
(3)
This information is based on the Schedule 13G/A, Amendment No. 14, filed with the SEC on April 23, 2025 by BlackRock, Inc. to report its beneficial ownership of common shares as of March 31, 2025. The Schedule 13G/A reported that BlackRock, Inc. had sole voting power over 218,857 common shares and sole dispositive power over 220,766 common shares. The address reported for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(4)
This information is based on the Schedule 13G/A, Amendment No. 5, filed with the SEC on October 15, 2024 by Royce & Associates, LP to report its beneficial ownership of common shares as of September 30, 2024. The Schedule 13G/A reported that Royce & Associates, LP had sole voting power over 166,746 common shares and sole dispositive power over 166,746 common shares. The address reported for Royce & Associates, LP is 745 Fifth Avenue, New York, NY 10151.

Delinquent Section 16(a) Reports

Each director and executive officer of the Company and any beneficial owner of more than 10% of the Company’s common shares is required by Section 16(a) of the Exchange Act to report to the SEC, by a specified date, their transactions involving the Company’s common shares. Based on a review of the reports filed with the SEC and written representations from reporting persons, the Company has determined that eight acquisitions by non-employee director L’Quentus Thomas were not timely filed on eight separate reports as required. One acquisition occurred in 2023, four acquisitions occurred in 2024, and three acquisitions occurred in 2025. Each such acquisition resulted from a broker’s dividend reinvestment program and the corresponding reports were not timely filed due to administrative oversight. Such acquisitions were subsequently reported on a Form 4 that was filed with the SEC on March 10, 2026.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board guides the strategic direction of the Company and oversees its management. All of the Company’s directors are elected annually.

Pursuant to the recommendation of the Nominating and Governance Committee, the Board has nominated the eight nominees listed below for election, all of whom are current directors, to hold office until the 2027 Annual Meeting of Shareholders and until their respective successors are elected and qualified. If any nominee becomes unable or unwilling to serve between the date of this Proxy Statement and the Annual Meeting, proxies will be voted “FOR” the election of a replacement recommended by the Nominating and Governance Committee and approved by the Board.

Majority Voting

In an uncontested election, a nominee must receive more “FOR” votes than “AGAINST” votes to be elected. In addition, pursuant to the Company's Corporate Governance Guidelines (the "Guidelines"), any director who fails to obtain the required vote in an uncontested election will promptly submit their resignation to the Board. The Board will then decide, after considering the Nominating and Governance Committee’s recommendation, whether to accept the resignation, decline the resignation, or decline the resignation with conditions. The Board will make any such decision within 90 days following the date of the Annual Meeting at which such uncontested election occurred. Plurality voting will apply to any contested elections.

Director Independence

Each of Richard S. Cooley, Gordon B. Fowler, Paula R. Meyer, Diane C. Nordin, Nicole R. St. Pierre, and L’Quentus Thomas is a non-employee director and the Board has determined that each qualify as independent under the rules and independence standards of The Nasdaq Stock Market (“Nasdaq”), as well as applicable SEC requirements. The Board has determined that Heather E. Brilliant is not independent due to her status as an executive officer of the Company and that Austin Hawley is not independent due to his status as an employee of the Company. There are no family relationships among the Company’s directors and executive officers. In making its determination regarding the independence of directors, the Board reviewed and considered each director’s direct and indirect relationship with the Company.

Director Nominees

The Board has determined that all of the director nominees are qualified to serve as directors of the Company. In addition to their specific business experience listed below, each of the director nominees has the tangible and intangible skills and attributes that the Board believes are required to be an effective director of the Company, including experience at senior levels in areas of expertise helpful to the Company, a willingness and commitment to assume the responsibilities required of a director, and the character and integrity that the Board expects of the Company’s directors. The specific qualifications of each individual nominee are set forth under such nominee’s name below. Each of the director nominees, other than Ms. Brilliant and Mr. Hawley, is a non-employee director and serves on the Audit Committee, Compensation Committee, and Nominating and Governance Committee.

Heather E. Brilliant, age 49, was appointed as a director as well as Chief Executive Officer and President (“CEO”) of the Company effective September 3, 2019. She has been CEO of Diamond Hill Capital Management, Inc. (“DHCM”) since September 3, 2019 and served as President of DHCM from September 3, 2019 to March 31, 2023. Ms. Brilliant previously served as Chief Executive Officer, Americas with First State Investments (a global asset management group), from 2017 until joining the Company. Prior to that role, she spent almost 14 years with Morningstar (a financial services firm) where she served as Global Head of Equity & Credit Research before advancing to Chief Executive Officer, Morningstar Australasia. Earlier in her career, she held several roles analyzing both credit and equity at firms including Driehaus Capital Management (an investment adviser), Coghill Capital Management (an investment adviser), and Bank of America (a multinational investment bank and financial services holding company). She currently serves on the Board of Governors of the Investment Company Institute (a trade association) as well as on the boards of several non-profit organizations.

Ms. Brilliant received her Bachelor of Arts degree in economics from Northwestern University and a Master of Business Administration (“MBA”) from the University of Chicago. Ms. Brilliant also holds the Chartered Financial Analyst (“CFA”) designation and is past chair and served as a member of the CFA Institute Board of Governors from 2013-2020.

Ms. Brilliant’s qualifications to serve on the Board include her current experience as the Company’s CEO and President, her prior experience as CEO of a division of an investment firm, and her in-depth knowledge of the investment management industry through her more than 25 years of experience as an investment professional and industry executive.

Richard S. Cooley, age 57, has been a director of the Company since 2020 and Board Chair since 2024 and served as Chair of the Audit Committee from 2021 until 2024. Mr. Cooley has been determined by the Board to be an audit committee financial expert as defined by the SEC. Since 2023, Mr. Cooley has been a Collegiate Assistant Professor and Harper-Schmidt Fellow at the University of Chicago (a private research university). During the preceding five years, Mr. Cooley primarily and intermittently served as a teaching fellow or teaching assistant at the University of Chicago. From 2007 to 2013, Mr. Cooley served as Morningstar, Inc.’s (a financial services firm) Chief Financial Officer (“CFO”), and was responsible for the firm’s investor relations, financial reporting, corporate finance, tax, corporate communications, and U.S. national sales teams. Prior to becoming CFO, from 2003 to 2007 Mr. Cooley was CEO of Morningstar’s operations in Australia and New Zealand. Mr. Cooley also established Morningstar’s government affairs function.

Mr. Cooley holds Bachelor of the Arts and Master of the Arts degrees from Illinois State University, a Master of the Arts degree from the University of Chicago, and a Doctor of Philosophy in Political Science from the University of Chicago. He was also awarded the Certificate in Cybersecurity Oversight from the Software Engineering Institute in association with Carnegie Mellon University in 2023.

Mr. Cooley’s qualifications to serve on the Board include his substantial experience in accounting and financial matters due to serving as CFO of a global, publicly-traded financial services firm, his experience as CEO of a division of a large financial services firm, as well as his experience serving as a board member for numerous for-profit companies.

Gordon B. Fowler, age 66, has been a director of the Company since 2024. Since 2023, Mr. Fowler has served as a Strategic Advisor to the Glenmede Corporation (a boutique wealth management firm). Prior to his current role, from 2003 to 2023, Mr. Fowler held a number of positions at the Glenmede Corporation and the Glenmede Trust Company, including most recently leading the Glenmede Corporation as President. From 1981 to 2003, Mr. Fowler worked at J.P. Morgan Chase (a multinational finance corporation) where, among other roles, he served as Chief Investment Officer of the J.P. Morgan Private Bank. He currently serves as a director of The Jeffrey Company (a global investment fund, family office, and trust company) as well as on the boards of multiple non-profit organizations.

Mr. Fowler received his Bachelor of Arts degree in African Political Economy from Brown University and a Master of Science degree in Statistics and Operations Research from the Stern School of Business at New York University.

Mr. Fowler’s qualifications to serve on the Board include his more than 40 years of experience in the financial services industry consisting of 13 years as an executive officer and 17 years as a Chief Investment Officer, as well as his experience serving as a board member for numerous for-profit and non-profit companies.

Austin Hawley, age 49, has been a director of the Company since May 2025. He has been a portfolio manager of DHCM since 2013. From 2008 to 2013, Mr. Hawley served in various roles for DHCM, including as Chief Investment Officer, Director of Research, and an equity analyst. Prior to joining DHCM, he was an equity analyst at Putnam Investments (an asset manager) from 2004 to 2008 and an investment associate from 1999 to 2004.

Mr. Hawley received both his Bachelor of Arts degree in History and an MBA from Dartmouth College. He also holds the CFA designation.

Mr. Hawley’s qualifications to serve on the Board include his more than 25 years of experience in the financial services industry, including more than 15 years as a member of DHCM's investment team.

Paula R. Meyer, age 72, has been a director of the Company and Chair of the Nominating and Governance Committee since 2019. Since 2007, Ms. Meyer has served as a professional, non-executive director. Prior to 2007, she worked in variety of roles within the investment management industry, most recently serving as President of RiverSource Funds, the proprietary fund complex of Ameriprise Financial, Inc. (a financial services company) from 1998 to 2006. She has served as a director for Mutual of Omaha (an insurance company) since 2009. She also served as a director of First Command Financial Services, Inc. (a financial services company) from 2009 to 2024, as a director of the Federal Home Loan Bank of Des Moines (a government sponsored enterprise) from 2007 to 2016, and on the Investment Company Institute’s (a trade association) Board of Governors from 2000 to 2006.

Ms. Meyer received her Bachelor of Arts from Luther College, an MBA from the University of Pennsylvania, Wharton School of Business, and is a National Association of Corporate Directors (“NACD”) Board Leadership Fellow. She was also awarded the Certificate in Cybersecurity Oversight from the Software Engineering Institute in association with Carnegie Mellon University in 2020.

Ms. Meyer’s qualifications to serve on the Board include her more than 40 years of experience in the industry, consisting of 25 years of executive experience in the financial services and mutual fund industries as well as 17 years of service as a corporate board member on numerous companies.

Diane C. Nordin, age 67, has been a director of the Company since October 2025. Since 2011, Ms. Nordin has served as a professional, non-executive director as well as a private investor and philanthropist. From 1991 to 2011, she worked in a variety of roles at Wellington Management Company, LLP (an investment management firm), most recently as a Partner and Director of Fixed Income. At Wellington Management Company, LLP, Ms. Nordin also served in various governance positions, including as Vice Chair of Compensation Committee, a member of the Trust Company Board, a member of Equity and Fixed Income Portfolio Review Committees, Executive and Operating Committees, Derivatives Oversight Committee Chair. She was previously employed at Fidelity Investments (a financial services company) from 1985 to 1991 and Putnam Advisory Company (an asset manager) from 1980 to 1985. She currently serves on the board of directors of Antares Capital (a private venture capital firm), Principal Financial Group (a global financial company), and the Wellington Trust Company (an asset manager) and as a trustee of the Financial Accounting Foundation (a private sector, non-profit organization). She previously served on the board of directors of Federal National Mortgage Association (a U.S. government-sponsored enterprise) from 2013 to 2025 as well as numerous non-profit companies.

Ms. Nordin received her Bachelor of Arts degree in biology from Wheaton College and was an Advanced Leadership Initiative Fellow at Harvard University. She holds the CFA designation and is a member of the CFA Society Boston.

Ms. Nordin’s qualifications to serve on the Board include her more than 30 years of experience in the financial services industry as well as her 15 years of experience serving as a board member for numerous companies.

Nicole R. St. Pierre, age 53, has been a director of the Company and the Chair of the Compensation Committee since 2019. Prior to her retirement, Ms. St. Pierre served in a variety of roles within the Asset Management group at J.P. Morgan (a multinational finance corporation) from 1994 to 2018, including as Managing Director; Head of Client Services and Business Platform & Americas Regional Lead. Ms. St. Pierre is NACD Directorship Certified®.

Ms. St. Pierre received her Bachelor of Science in Marketing from Rutgers University and an MBA from Fordham University. She was also awarded the Certificate in Cybersecurity Oversight from the Software Engineering Institute in association with Carnegie Mellon University in 2020.

Ms. St. Pierre’s qualifications to serve on the Board include her more than 20 years of experience in the investment management industry.

L'Quentus Thomas, age 51, has been a director of the Company since 2021 and Chair of the Audit Committee since 2024. Mr. Thomas has been determined by the Board to be an audit committee financial expert as defined by the SEC. Since 2021, Mr. Thomas has served as a Senior Managing Director at Stonehenge Capital (a private equity and venture capital investment firm), and currently manages the operations of Stonehenge Community Development, the firm’s community banking subsidiary. Prior to his current role, from 2005 to 2009, Mr. Thomas worked in the firm’s principal investing division, Stonehenge Growth Capital, where he focused on providing debt and equity capital solutions to privately held firms.

Mr. Thomas has served on numerous boards of non-profit organizations, including as a Trustee of Kenyon College (a liberal arts college). Mr. Thomas earned a Bachelor of Arts degree from Amherst College and an MBA from the Stern School of Business at New York University. He was also awarded the Certificate in Cybersecurity Oversight from the Software Engineering Institute in association with Carnegie Mellon University in 2024.

Mr. Thomas’s qualifications to serve on the Board include his experience in accounting and financial matters, his more than 20 years of experience in the financial services industry, and his experience serving as a board member for numerous non-profit companies.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE TO BE A DIRECTOR OF THE COMPANY.

THE BOARD OF DIRECTORS AND COMMITTEES

The Board held a total of six meetings during 2025, and each director attended at least 75% of all applicable Board and committee meetings. Consistent with the Guidelines and Nasdaq listing rules, the directors met in executive session at each regularly scheduled Board meeting in 2025. Although the Company does not have a formal policy requiring directors’ attendance at the Annual Meeting, the Guidelines provide that all directors are expected to attend each annual meeting of shareholders. All individuals serving as directors at the time of the 2025 Annual Meeting of Shareholders attended such meeting.

Corporate Governance

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. All independent directors serve on each of the committees. The Board has adopted a written charter for each committee. Current copies of each committee charter, the Guidelines, and the Code of Ethics are available on the Company’s website, ir.diamond-hill.com, under “Corporate Information - Corporate Governance”.

The Board has adopted a Code of Ethics for principal executive and senior financial officers of the Company. The Code of Ethics is intended to deter wrongdoing and promote honest and ethical conduct, full, timely, and accurate reporting, compliance with laws, and accountability for adherence to the Code of Ethics, including internal reporting of Code of Ethics violations. The Company intends to post amendments to, or waivers from, any applicable provision (related to elements listed under Item 406(b) of Regulation S-K) of the Code of Ethics, if any, in the Corporate Governance section of its website, ir.diamond-hill.com.

The Company also has a Code of Business Conduct and Ethics that is applicable to all of its employees and directors. It is the Company’s policy to require all directors to participate annually in education and training related to the Code of Business Conduct and Ethics.

Information and documents contained on, or accessible through, the Company’s website are not part of this Proxy Statement or any other document or report that the Company files with, or furnishes to, the SEC or its shareholders.

Insider Trading Policy; Anti-Hedging

The Company has adopted an Insider Trading Policy to govern purchases, sales, and other dispositions of the Company’s securities by its directors, officers, and employees. The policy is reasonably designed to promote compliance with insider trading law, rules, and regulations as well as Nasdaq listing rules. The policy also provides that the Company will not engage in transactions in its securities while aware of material nonpublic information relating to the Company or its securities, except pursuant to a trading plan intended to comply with SEC Rule 10b5-1 that is entered into and maintained in compliance with the policy and applicable law. The policy also prohibits all employees, officers, and directors from purchasing or selling any derivative arrangement related to securities of the Company or engaging in any speculative, short selling, or hedging activities related to securities of the Company that may have a similar economic effect.

Audit Committee

The primary purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to: (i) the retention of the Company’s independent registered public accounting firm, including appointing and overseeing the terms of the accounting firm’s engagement and its performance, qualifications, and independence; (ii) the quality and integrity of the Company’s financial statements; (iii) the Company’s accounting and financial reporting process; (iv) adherence to the Company’s ethics policies; and (v) the Company’s systems for internal accounting and financial controls. The Audit Committee also reviews all related person transactions for potential conflicts of interest on an ongoing basis, and the Audit Committee must approve all such transactions. Additional information on the approval of related person transactions is available under the heading “Certain Relationships and Related Person Transactions” below. The report of the Audit Committee appears under the heading “Audit Committee Report” in this Proxy Statement.

The Audit Committee met four times during 2025. The Board has determined that each of the Audit Committee members meets the independence and financial literacy rules and standards of the SEC and Nasdaq. The Board also has concluded that each of Mr. Cooley, Mr. Fowler, Ms. Nordin, and Mr. Thomas meet the criteria to be an “audit committee financial expert” as defined by the SEC.

Compensation Committee

The primary purpose of the Compensation Committee is to assist the Board in the discharge of its responsibilities to: (i) review and approve the compensation and benefits programs of the Company’s NEOs and directors; (ii) evaluate the performance of the Company’s executive officers in light of corporate goals and objectives approved by the Compensation Committee; (iii) approve the annual salaries, bonuses, stock grants, and other benefits, direct and indirect, of the Company’s executive officers; (iv) make recommendations to the full Board with respect to incentive compensation plans and equity-based plans; (v) review the evaluation of the competitiveness of amendments to the Company’s retirement plans involving significant changes or improvements, and administer and maintain, or delegate the administration and maintenance of, those retirement plans; (vi) appoint and oversee the work of compensation consultants and other advisors; (vii) determine director, committee member, and committee chair compensation for non-employee directors; and (viii) oversee succession planning for the Company’s executive officers. The Compensation Committee also administers, maintains, or delegates the administration and maintenance of the Company’s equity compensation plans. The Compensation Committee has delegated to management the ability to make stock grants to non-executive employees within specific parameters to align the interests of the Company’s shareholders and its employees and to promote employee retention and long-term employee ownership. A description of the Company’s processes and procedures for the consideration and determination of executive officer compensation are discussed under the heading “Compensation Discussion and Analysis” in this Proxy Statement.

The Compensation Committee met two times during 2025. The Board has determined that each of the Compensation Committee members meets the independence criteria of the SEC and Nasdaq.

Nominating and Governance Committee

The primary purpose of the Nominating and Governance Committee is to maintain and cultivate the effectiveness of the Board and oversee the Company’s governance policies. Among the Nominating and Governance Committee’s responsibilities are Board and committee composition, director qualifications, director orientation and education, and Board, committee, and director evaluations. The Nominating and Governance Committee: (i) identifies, evaluates, and nominates Board candidates; (ii) develops and oversees Board leadership succession planning, (iii) reviews compliance with stock ownership guidelines for directors and NEOs; and (iv) oversees procedures regarding shareholder nominations and other shareholder communications to the Board. The Nominating and Governance Committee is also responsible for monitoring compliance with, and recommending any changes to, the Guidelines. Additional information regarding the committee’s activities can be found under the heading “Corporate Governance” in this Proxy Statement.

The Nominating and Governance Committee met four times during 2025. The Board has determined that each of the Nominating and Governance Committee members meets the independence criteria of the SEC and Nasdaq.

Board Committee Membership

The following table summarizes the membership of the Board and each of its committees as of March 30, 2026.

Director	Audit	Compensation	Nominating and Governance
Heather E. Brilliant	—	—	—
Richard S. Cooley	Member	Member	Member
Gordon B. Fowler	Member	Member	Member
Austin Hawley	—	—	—
Paula R. Meyer	Member	Member	Chair
Diane C. Nordin	Member	Member	Member
Nicole R. St. Pierre	Member	Chair	Member
L’Quentus Thomas	Chair	Member	Member

Compensation of Directors

The Compensation Committee is responsible for periodically reviewing and recommending to the Board the compensation of the Company’s non-employee directors, who play a critical role in guiding the Company’s strategic direction and overseeing management. Since 2021, the compensation structure for non-employee directors has included an annual cash award, an annual restricted stock award with a one-year vesting period, and annual chair fees, where applicable. Directors who also serve as officers or employees of the Company are not separately compensated for their service as a director.

The Company’s non-employee, annual, target director compensation is $160,000, plus applicable Board and committee chair fees as provided under the following structure:

•
An annual cash payment of $40,000 paid quarterly in arrears in conjunction with quarterly Board meetings;
•
An annual restricted stock award with a grant date value of $120,000 to align the interests of the directors with the long-term interests of the Company’s shareholders. Grants typically occur concurrently with each annual shareholder meeting and vest on the first anniversary of the grant date;
•
An annual cash payment of $40,000 to the Board Chair;
•
An annual cash payment of $20,000 to the chair of the Audit Committee; and
•
An annual cash payment of $15,000 to the chair of each of the Compensation Committee and the Nominating and Governance Committee.

Because Ms. Nordin was appointed after the Company’s 2025 Annual Meeting of Shareholders, the Board concluded that she would be compensated solely in cash for her service as a director from the date of her appointment until the date of the Annual Meeting.

The following table sets forth information regarding the compensation earned by, or paid to, non-employee directors who served on the Board during 2025. The non-employee directors did not receive any additional compensation in connection with the Company, First Eagle Investment Management, LLC (“First Eagle”), and Soar Christopher Holdings, Inc. ("Merger Sub") entering into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 10, 2025, pursuant to which, upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company (the "Merger"), whereupon the separate existence of Merger Sub will cease, and the Company will be the surviving corporation as a wholly-owned subsidiary of First Eagle.

2025 Director Compensation

Name	Fees Earned or Paid in Cash(2)	Stock Awards	Total
Heather E. Brilliant	$—	$—	$—
Richard S. Cooley	$77,500	$120,000	$197,500
Gordon B. Fowler	$68,750	$120,000	$188,750
Austin Hawley	$—	$—	$—
Paula R. Meyer	$53,750	$120,000	$173,750
Diane C. Nordin(1)	$40,000	$—	$40,000
Nicole R. St. Pierre	$53,750	$120,000	$173,750
L’Quentus Thomas	$58,750	$120,000	$178,750

(1)
The amount reported reflects compensation for Ms. Nordin’s service as a director from her appointment on October 29, 2025 through December 31, 2025.
(2)
On April 7, 2025, the Compensation Committee approved an increase in the annual Board and committee chair fees and in the grant date value of the annual restricted stock awards for non-employee directors. Therefore, the amounts reported reflect the fees earned under the director compensation structure in effect both prior and subsequent to that approval.

Outstanding Stock Grants to Directors

The table below shows the amount of outstanding, unvested restricted stock awards held by the non-employee directors as of December 31, 2025 and the service period covered by the grant. Ms. Nordin does not hold any restricted stock awards, as her 2025 compensation was provided entirely in cash and prorated for her partial year of service.

Name	Shares Granted	Approximate Service Period Covered by Grant	Grant-Date Fair Value	Grant Date	Vesting Date(2)
Richard S. Cooley(1)	926	One Year	$120,000	04/29/2025	04/29/2026
Gordon B. Fowler(1)	926	One Year	$120,000	04/29/2025	04/29/2026
Paula R. Meyer(1)	926	One Year	$120,000	04/29/2025	04/29/2026
Nicole R. St. Pierre(1)	926	One Year	$120,000	04/29/2025	04/29/2026
L’Quentus Thomas(1)	926	One Year	$120,000	04/29/2025	04/29/2026

(1)
In light of the Company's entry into of the Merger Agreement, Mr. Cooley, Mr. Fowler, Ms. Meyer, Ms. Nordin, Ms. St. Pierre, and Mr. Thomas will not receive an annual grant of restricted stock for their service as directors in 2026 and instead will be compensated solely in cash.
(2)
The restricted stock awards granted to each non-employee director in 2025 will either fully vest on the above vesting date or, in accordance with the terms of the Merger Agreement, will vest upon the closing of the Merger.

Non-Employee Director Stock Ownership and Retention Guidelines

The Guidelines prohibit common shares granted to the non-employee directors as compensation from being sold while the director remains on the Board, except for sales of common shares in an amount necessary to pay taxes due upon vesting. Therefore, aside from this exception, the Company expects each non-employee director to hold all of the common shares granted to them as compensation for their service for their as a director entire term on the Board. Additionally, the Guidelines require that, within three years of being appointed to the Board, each non-employee director must hold Company common shares having a value of at least $200,000 at cost as of the date of acquisition, grant, or receipt, as applicable. Vested and unvested restricted stock is included when determining each non-employee director’s compliance with the Guidelines.

CORPORATE GOVERNANCE

The Nominating and Governance Committee has general responsibility for the assessment and recruitment of new director candidates, evaluation of director and Board performance, and oversight of the Company’s governance matters. The Nominating and Governance Committee has adopted the Guidelines and reviews them annually. The current version of the Guidelines is available on the Company’s website, ir.diamond-hill.com, under “Corporate Information - Corporate Governance”.

Board Leadership and Composition

As part of ensuring a strong governance and oversight structure, the Guidelines provide that the Board Chair and CEO roles must be separate roles and may be occupied by different people. The Board Chair calls Board meetings, approves Board meeting agendas and schedules, chairs all executive sessions of the Board, acts as the liaison between the directors and management, and is available to the Secretary to discuss and, as necessary, respond to shareholder communications to the Board.

Currently, six of the Company’s eight director nominees qualify as independent under Nasdaq listing rules, with Ms. Brilliant and Mr. Hawley being the only non-independent directors. The membership of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee are all comprised entirely of independent directors. The diversity statistics of the eight current directors and director nominees of the Board are below.

Board Diversity Matrix (As of April 13, 2026)
Board Size:
Total Number of Directors	8
	Female	Male	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	4	0
Part II: Demographic Background
African American or Black	0	1	0
Alaskan Native or Native American	0	0	0
Asian	0	0	0
Hispanic or Latinx	0	0	0
Native Hawaiian or Pacific Islander	0	0	0
White	4	3	0
Two or More Races or Ethnicities	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Overall, the Board believes that the current Board structure fosters critical oversight, good governance practices, and the interests of the Company and its shareholders.

Among other things, the Guidelines currently set a 12-year Term Limit for each non-employee director, provided that, notwithstanding that limitation, a director may be re-elected if: (1) such person is currently the Board Chair, and has not served as Board Chair for five consecutive years, or (2) the Board in its discretion agrees to allow such person to be eligible for re-election for an additional year. The Board has not made any exceptions to the term limit for non-employee directors during the last five years.

Board Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from management on areas of material risk to the Company, including client investment results, and operational, financial, legal, regulatory information security, technology, artificial intelligence, and strategic risks. Please refer to Item 1C. Cybersecurity in Part I of the Form 10-K for additional information regarding the Company’s cybersecurity risk oversight. The Audit Committee is responsible for overseeing risks relating to the Company’s accounting matters, financial reporting, and related legal and regulatory compliance matters. To satisfy these oversight responsibilities, the Audit Committee meets regularly with management, the Company's Chief Compliance Officer ("CCO"), and the Company’s independent registered public accounting firm. The Compensation Committee is responsible for overseeing risks related to employment policies and the Company’s compensation and benefits programs. To satisfy these oversight responsibilities, the Compensation Committee meets regularly with management to understand the implications of compensation decisions, particularly the risks that the Company’s compensation policies pose to its finances and its relationship with employees. The Nominating and Governance Committee is responsible for overseeing risks relating to corporate governance, director succession planning, board and committee composition, and director conflicts of interest. To satisfy these oversight responsibilities, the Nominating and Governance Committee meets regularly with management and, when necessary, consults outside legal counsel.

The Board believes that its current leadership structure supports the risk oversight function of the Board. In addition to providing a strong governance structure, currently having the roles of Board Chair and CEO filled by separate individuals allows the CEO to lead senior management in its supervision of the Company’s day-to-day business operations, including the identification, assessment, and mitigation of material risks, and allows the Board Chair to lead the Board in its oversight of the Company’s risk assessment and risk management activities.

Director Orientation and Continuing Education and Development

When a new non-employee director joins the Board, the Company provides a formal orientation program to provide the new director with an understanding of the Company’s operations and financial condition. In addition, each director is expected to maintain the necessary level of expertise to perform their responsibilities as a director. To assist the directors in maintaining such level of expertise, the Company may, from time to time, offer continuing education programs in addition to briefings during Board meetings relating to the competitive and industry environment in which the Company operates and the Company’s goals and strategies. Additionally, each director is encouraged to participate, at the Company’s cost, in at least one continuing education program annually.

Director Qualifications and the Nominations Process

The Nominating and Governance Committee believes that the director nominees presented in this Proxy Statement currently, and will continue to, constitute a Board with an appropriate level and diversity of experience, education, skills, and independence. The Nominating and Governance Committee routinely considers the composition of the Board and whether changes should be made or additional directors should be added.

The Nominating and Governance Committee supervises the nomination process for directors. In selecting nominees, the Nominating and Governance Committee considers, as applicable, independence, judgment, skills, diversity, character, community involvement, financial expertise, business experience, experience with similarly-sized companies and with publicly-traded companies, experience and skills relative to other Board members, ability to meet long-term interests of the Company and its shareholders, and any additional criteria deemed appropriate by the Nominating and Governance Committee. In the event of a vacancy, including upon an increase in the number of directors, the Nominating and Governance Committee will identify, interview, examine, and make recommendations to the Board regarding appropriate candidates to fill such vacancy. When identifying potential director nominees, the Nominating and Governance Committee considers diversity among the various factors relevant to any particular nominee and the overall needs of the Board.

The Nominating and Governance Committee identifies potential candidates for the Board principally through suggestions from directors and senior management and will also consider recommendations from shareholders. The Nominating and Governance Committee may also seek candidates through informal discussions with other third parties.

Pursuant to its charter, the Nominating and Governance Committee has the authority to retain consultants and search firms to assist in the process of identifying and evaluating director candidates and to approve the fees and other retention terms for any such consultant or search firm.

Generally, the Nominating and Governance Committee will identify potential candidates who at a minimum:

•
Demonstrate strong character and integrity;
•
Have sufficient time to carry out their duties;
•
Have relevant experience in areas of expertise helpful to the Company; and
•
Have the ability to meet the expectations of a director of the Company as set forth in the Guidelines.

In addition, candidates expected to serve on the various Board committees must meet applicable independence and financial literacy qualifications required by Nasdaq, the SEC, and other applicable laws and regulations. The evaluation process of potential candidates also includes personal interviews and discussions with appropriate references along with input from management. Once the Nominating and Governance Committee has selected a candidate, it recommends the candidate to the full Board for appointment if a vacancy occurs or is created by an increase in the size of the Board during the course of the year, or for nomination if the director is to be first elected by the Company’s shareholders. All of the Company’s directors serve for one-year terms and must stand for re-election annually.

All director candidates recommended by shareholders are evaluated using the same criteria as individuals nominated by the Board, the Nominating and Governance Committee, management, and other sources. Shareholder recommendations for Board candidates should be directed in writing to the Company at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, Attention: Secretary, and include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years, evidence of the recommending person’s ownership of the Company’s common shares, and any other information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such prospective nominee as a director.

Related Person Transaction Policy

The Board recognizes that related person transactions present a heightened risk of conflicts of interest. Therefore, the Board has adopted a Related Person Transaction Policy (the "Policy") to: (i) assist it in reviewing, and if deemed appropriate, approving or ratifying related person transactions, and (ii) ensure compliance with rules and regulations governing related party transactions (including applicable federal and state laws and the rules and regulations of the SEC and Nasdaq). The Policy must be followed by the Company's directors, officers, employees, contractors, and consultants (collectively "Related Persons") and is intended to augment and work in conjunction with other Company policies regarding conflicts of interest.

Related Persons must promptly notify the Company's CCO and General Counsel ("GC") of all potential or actual related person transactions of which they are aware. Each director and NEO: (i) must submit a completed questionnaire to the Company prior to such person’s appointment as a director or NEO and on an annual basis thereafter, and (ii) are expected to notify the Company’s Corporate Secretary of any updates to the list of people, employment, transactions, arrangements, and/or relationships involving themselves or their immediate family members that might constitute a related person transaction.

The CCO and GC, in consultation with Company senior leadership and outside counsel, as appropriate, will determine whether the transaction, arrangement, or relationship does, in fact, constitute a related person transaction requiring compliance with the

Policy. If a transaction is determined to be a related person transaction, the matter will be referred to the Audit Committee for its review. The Audit Committee is responsible for reviewing all related person transactions as they arise, including the relevant facts and circumstances, regardless of whether the transactions are reportable pursuant to Item 404(a) of Regulation S-K, determining whether to approve, ratify, amend, disapprove, or terminate them, as applicable, or, with respect to any related party transaction that is no longer pending or ongoing, rescind it and/or take disciplinary action on it.

No director is permitted to participate in any voting, approval, or ratification of a related person transaction with respect to which they or any of their immediate family members are a Related Person, but may, if so requested by the Audit Committee chair, participate in some or all of the Audit Committee’s discussions of the related person transaction.

The Audit Committee annually reviews any previously approved or ratified related person transactions that remain ongoing. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Audit Committee will determine if it is in the best interests of the Company and its shareholders to continue, modify, or terminate the related person transaction.

Certain Relationships and Related Person Transactions

On May 27, 2025, Mr. Hawley, who is a DHCM portfolio manager, was appointed to serve as a director of the Company. Mr. Hawley received a base salary of $300,000 for his service as a portfolio manager in 2025. For his performance and overall contributions to the Company in 2025, in February 2026, he also received a Cash Incentive Award (as defined in the “Performance-Focused Incentives” section of the Compensation Discussion and Analysis in this Proxy Statement) of $1,000,000. In February 2025, for his performance and overall contributions to the Company in 2024, he received a Cash Incentive Award of $2,020,000. In addition, in 2025, Mr. Hawley received 33,000 common shares of restricted stock with an aggregate grant date fair value of $4,915,020, which are scheduled to vest on January 1, 2030, subject to his continued employment or earlier vesting in accordance with the terms of the award and the Diamond Hill Investment Group, Inc. 2025 Equity and Cash Incentive Plan (the “2025 Plan”). Mr. Hawley participates in the Company’s retirement plans and benefit programs that are available to all full-time employees.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during 2025 were Mr. Cooley, Mr. Fowler, Ms. Meyer, Ms. Nordin (from her appointment on October 29, 2025), Ms. St. Pierre, and Mr. Thomas. No director who served on the Compensation Committee during 2025 currently is, or during 2025 was, an officer or employee of the Company. No member of the Compensation Committee has, or during 2025 had, any relationship requiring disclosure by the Company under Item 404(a) of Regulation S-K. During 2025, none of the Company’s executive officers served as a member of the board of directors or compensation committee of any other company that has an executive officer serving as a member of the Company’s Board or Compensation Committee.

Executive Officers

Ms. Brilliant, Mr. Line, and Ms. Quinif are the Company’s executive officers. Ms. Brilliant’s business experience and qualifications are described above under the heading “Proposal 1 - Election of Directors, The Nominees”, and Mr. Line’s and Ms. Quinif’s business experience and qualifications are described below. Each executive officer devotes their full time and effort to the affairs of the Company.

Thomas E. Line, age 58, has served as the CFO and Treasurer of the Company since 2015 and is currently the President of the Diamond Hill Funds. Previously, Mr. Line served as an Independent Trustee and Chair for the Diamond Hill Funds from 2005 to 2014. From 2012 to 2014, Mr. Line was Chief Operating Officer for Lancaster Pollard & Company (a commercial real estate mortgage and investment banking firm). Mr. Line was Managing Director and Chief Financial Officer for Red Capital Group (a financial services company) from 2005 to 2012 and was Vice President and Treasurer from 2004 to 2005. From 1989 to 2004, Mr. Line held various positions in the financial services industry, including seven years in various roles at KPMG (an audit, tax, and advisory services provider). Mr. Line has over 30 years of experience in the investment management industry.

Mr. Line has a Bachelor of Science in Accounting from Wake Forest University and is a Certified Public Accountant (inactive).

Jo Ann Quinif, age 50, has served as President of DHCM since 2023 and as Chief Client Officer of DHCM since 2020. Previously, Ms. Quinif served as a Managing Director at DHCM from 2017 to 2020. From 2008 to 2017, she was Vice President, Director of Sales and Marketing with Weitz Investment Management, Inc. (an asset manager). Prior to that role, Ms. Quinif was with Ariel Capital Management (an asset manager), where she served as Vice President – Strategic Account Management from 2005 to 2008, and as Director of Advisory Services from 2003 to 2005. Earlier in her career, she served as Director of Marketing at CinFin Capital Management, an asset management subsidiary of Cincinnati Financial Corporation (an insurance company), from 2002 to 2003, as a financial analyst at Kendle International (a global clinical research organization) from 2001 to 2002, and as a commercial insurance underwriter at Cincinnati Financial Corporation.

Ms. Quinif has a Bachelor of Science in Business Administration degree from The Ohio State University and an MBA from Xavier University.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed the following “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management. Based on that review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and the Form 10-K.

Submitted by the Compensation Committee of the Board of Directors:

Richard S. Cooley

Gordon B. Fowler

Paula R. Meyer

Diane C. Nordin

Nicole R. St. Pierre, Chair

L’Quentus Thomas

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis, the Company:

•
Describes its compensation program objectives and how compensation for its NEOs is determined; and
•
Explains the tables and disclosures that follow.

This Compensation Discussion and Analysis presents compensation information for the following individuals, each of whom is an NEO:

•
Ms. Brilliant, the CEO and President of the Company and the CEO of DHCM;
•
Mr. Line, the CFO and Treasurer of the Company; and
•
Ms. Quinif, the President (“DHCM President”) and Chief Client Officer of DHCM.

Other than as expressly referenced, this Compensation Discussion and Analysis does not describe any special compensation that may be payable to the NEOs in connection with the pending Merger with First Eagle, which is described in the definitive merger proxy filed with the SEC on January 28, 2026.

Background

In the investment management industry, human capital is the most important resource. Attracting and retaining talent is a sustainable competitive advantage that allows the Company to deliver on its purpose and vision. The Company has been able to attract and retain high-quality employees due to:

•
Its client-centric culture, which is emphasized through its alignment of interests. This alignment ensures that the Company only succeeds when its clients succeed, and is achieved through:
o
Significant employee ownership in all of the Company’s investment strategies;
o
Incentives that align with long-term investment results; and
o
Capacity discipline that protects the Company’s ability to add value;
•
Its shared investment principles focused on long-term, fundamental investing;
•
Its shared values of curiosity, ownership, trust, and respect which guide employees’ behaviors and support an inclusive workplace culture; and
•
The nationally competitive compensation and benefits that the Company offers to its employees.

Competitive compensation and benefits are fundamental to sustain a business dependent on talented employees. Achieving profitability while retaining high-quality talent requires balancing the economics between the Company’s operating profit margin and compensating employees for their contributions.

At the 2025 Annual Meeting of Shareholders, the Company’s shareholders voted upon, and by 96% of the votes cast on the matter, approved an advisory resolution to approve the 2024 compensation of the NEOs. The Compensation Committee believes that the results of the advisory vote on executive compensation support the Company’s compensation practices and the Compensation Committee’s overall judgment related to those executive compensation practices. As a result, the Company has decided to continue to implement its decisions and policies as previously determined.

Compensation Program Objectives

Since the Company’s founding, aligning its interests directly with the clients it serves has been imperative. Inherent in this alignment is a passion for excellence, and the Company is focused on exceeding client expectations. To achieve this vision, it is important that the Company’s compensation philosophy attracts, retains, and motivates employees who embody its values, act like owners, and advocate for client outcomes.

The Company maintains a long-term approach to managing its business and aims to invest in its employees throughout their careers. It believes employees should be paid competitively and fairly for their contributions and have confidence that the Company is investing in them for the long term.

The Company’s employees receive a base salary and benefits and participate in an annual performance incentive program. The Company is committed to ensuring that its shareholders’ and employees’ interests align by giving each employee a new hire equity grant to inspire an ownership mentality from their first day of employment. These new hire grants cliff vest after five years to promote long-term employee ownership and employee retention. Employees have further opportunities to grow their ownership stake through the Company’s Employee Stock Purchase Plan and, for certain roles, they are eligible to receive additional shares of restricted stock through the Company’s long-term equity incentive (“LTI”) program.

Performance-Focused Incentives

The Company’s primary business objective is to meet its fiduciary duty to clients. Specifically, its focus is on long-term, five-year investment returns, with goals defined as rolling five-year periods in which client returns are sufficiently above relevant passive benchmarks, rank above the peer group median for similar investment strategies, and exceed a sufficient absolute return for the risk associated with the asset class. The Compensation Committee believes that if the Company meets its primary business objective, it will ultimately drive long-term value for the Company’s shareholders.

To align NEO incentives with Company performance, the Compensation Committee desires to have the majority of total compensation paid to the NEOs at risk and in the form of cash and/or equity incentive compensation. Incentive compensation awarded to the NEOs is generally provided in the form of annual cash incentive awards (“Cash Incentive Awards”) and restricted stock awards under its LTI program (“LTI Awards”), each of which is described in the “Elements of Compensation” section below.

Compensation Setting Process

Role of the Compensation Committee. Pursuant to its charter, the Compensation Committee is required to fulfill certain duties and responsibilities including, but not limited to:

•
Conducting an annual performance review of the CEO, reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, evaluating the CEO’s performance in light thereof, and considering other factors related to the performance of the Company in determining the CEO’s compensation;
•
Reviewing the CEO’s recommendations and approving the salary, bonus, ownership incentives, and other significant benefits and arrangements provided for other NEOs;

•
Reviewing and recommending to the Board the compensation for directors, including committee and committee chair fees and other compensation as deemed appropriate;
•
Reviewing management’s recommendations and making recommendations to the Board with respect to the competitiveness of incentive-based compensation and equity-based compensation plans and programs that are subject to Board approval, and that may be applicable to all or any portion of the employees of the Company and/or its subsidiaries;
•
Evaluating whether the Company’s compensation and benefits policies, plans, and practices are reasonably designed in coordination with the Company’s risk oversight policies so as not to create incentives for unnecessary or excessive risk taking; and
•
Overseeing management’s engagement and communications with shareholders and proxy advisory firms on executive compensation matters, including with respect to shareholder votes on executive compensation.

Role of Management. The CEO evaluates the other NEOs as part of the annual review process and makes recommendations to the Compensation Committee regarding all elements of their respective compensation. The CEO may propose changes to the compensation of other NEOs based on their performance, benchmarking data from independent compensation consultant McLagan Data & Analytics (an Aon plc solution (“McLagan”)) or other sources to evaluate the compensation for similar roles with comparable responsibilities in competing or similar organizations, and the Company’s business results. At the Compensation Committee’s request, management attends Compensation Committee meetings to provide general employee compensation and other information to the Compensation Committee, including information regarding the design, implementation, and administration of the Company’s compensation plans. The Compensation Committee also meets in executive sessions without the presence of any executive officer whose compensation the Compensation Committee is scheduled to discuss.

Use of Compensation Consultants and Surveys in Determining Executive Compensation. The Compensation Committee’s charter gives it the authority to retain independent compensation consultants to assist in evaluating policies and practices regarding executive compensation and provide objective advice regarding the competitive landscape. The Compensation Committee periodically obtains asset management industry pay analysis prepared by McLagan and/or on an ad hoc basis other compensation specialists focusing on the asset management industry. This analysis provides the Compensation Committee with a general overview of compensation trends in the asset management industry. The Compensation Committee does not define a specific peer group, but instead takes a broad view of the analysis across the industry, including the types and amounts of compensation paid generally by the companies surveyed. The Compensation Committee does not set any compensation elements or levels based on targeting a certain percentile from the survey. The Compensation Committee sets compensation that it believes to be both competitive and based on the executive’s value to the Company. This analysis is just one of many factors that the Compensation Committee considers when determining executive compensation. Management and the Compensation Committee believe this broad view of the analysis is appropriate because the Company competes for executive talent with both public and private asset management firms, regardless of their size, location, or scope of operations.

Elements of Compensation

The Compensation Committee believes it is important to align the interests of the NEOs with those of shareholders, appropriately balance short and long-term incentives, and appropriately balance the mix of cash and equity-based compensation.

Base Salary. Base salaries for the NEOs are designed to compensate knowledge and experience and are intended to provide a fixed level of cash compensation that is appropriate given the executive’s role in the organization. Generally, base salaries are determined by the Compensation Committee based on: (i) the NEO’s scope of responsibility and complexity of position; (ii) the NEO’s performance history; (iii) the NEO’s tenure of service; (iv) internal equity within the Company’s salary structure; and (v) relative salaries of persons holding similar positions at other companies within the investment management industry. Based on these criteria, for 2025, the Compensation Committee set Ms. Brilliant’s base salary at $400,000, Mr. Line’s base salary at $300,000, and Ms. Quinif's base salary at $300,000. In addition, on September 19, 2025, the Company entered into an executive employment agreement with Ms. Quinif (the "President Agreement"), pursuant to which the Compensation Committee increased Ms. Quinif's base salary to $350,000.

Cash Incentive Awards. Cash Incentive Awards are awarded annually to NEOs based on individual and Company performance during the prior year. Cash Incentive Awards are generally paid in cash but may be awarded in the form of common shares or a combination of cash and common shares. When determining Cash Incentive Awards, the Compensation Committee evaluates NEO and Company performance on many factors, including but not limited to the following:

•
Long-term investment performance delivered for the Company’s clients;
•
Company financial performance including adjusted net operating income, adjusted operating margin, and adjusted diluted earnings per share attributable to common shareholders, each of which is a financial measure not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) (such measures, “non-GAAP” financial measures", for reconciliation see the “Reconciliation of Non-GAAP Measures” section in this Proxy Statement); and
•
In the case of the CEO, the CEO’s performance including:
o
Achievement of individual goals reviewed with the Compensation Committee at the beginning of each year;
o
Overall leadership and people management;
o
Continued focus on Company culture; and
o
Progress toward the long-term strategic goals of the Company.

The Compensation Committee believes that it is important to consider progress toward the achievement of long-term goals in addition to short-term financial metrics that are subject to market conditions or other factors outside the Company’s control.

Under her amended and restated executive employment agreement (the "CEO Agreement"), Ms. Brilliant is entitled to receive an annual Cash Incentive Award with a target fair market value equal to $1,750,000, so long as she remains continuously employed by the Company through the date such Cash Incentive Award is paid, and subject to a minimum Cash Incentive Award of at least $600,000. As part of Ms. Brilliant’s 2025 compensation, the Compensation Committee awarded her a discretionary Cash Incentive Award of $1,250,000, to compensate her for her performance and overall contributions to the Company during 2025. The Compensation Committee believes that having discretion on the amount and composition of the Cash Incentive Award (subject to the minimum) provided the Compensation Committee with the flexibility to consider all aspects of Ms. Brilliant’s performance and her contributions to the Company.

As part of Mr. Line’s 2025 compensation, the Compensation Committee awarded him a discretionary Cash Incentive Award of $650,000 to compensate him for his performance and overall contributions to the Company during 2025. In determining the amount of Mr. Line’s 2025 Cash Incentive Award, the Compensation Committee considered the Company’s overall operating results for 2025, relevant compensation benchmarking data, contributions by Mr. Line that were not reflected in the Company’s operating results, and the compensation structure for Company employees.

Under the President Agreement, Ms. Quinif is entitled to receive an annual Cash Incentive Award with a target fair market value equal to $1,250,000, so long as the she remains continuously employed by the Company through the date such Cash Incentive Award is paid, and subject to a minimum Cash Incentive Award of at least $400,000. As part of Ms. Quinif’s 2025 compensation, the Compensation Committee awarded her a discretionary Cash Incentive Award of $1,000,000 to compensate her for her performance and overall contributions to the Company during 2025. In determining the amount of Ms. Quinif’s 2025 Cash Incentive Award, the Compensation Committee considered the Company’s overall operating results for 2025, relevant compensation benchmarking data, contributions by Ms. Quinif that were not reflected in the Company’s operating results, and the compensation structure for Company employees.

Cliff Vest Awards. Cliff vest equity awards ("Cliff Vest Awards", and together with LTI Awards, "Stock Awards") are comprised of restricted stock and are awarded periodically to employees that serve in key leadership roles and have significant impact over the long-term success of the Company to promote sustained ownership and long-term alignment with shareholders. Each Cliff Vest Award vests on the five-year anniversary of its grant date. Upon the occurrence of a change in control (as defined in the applicable plan), including upon the closing of the Merger, all unvested Cliff Vest Awards will immediately vest and become exercisable notwithstanding any later scheduled vesting date.

Pursuant to their respective executive employment agreements: (i) on June 30, 2025, Ms. Brilliant was granted a Cliff Vest Award with an approximate fair market value of $4,000,000, which will vest on June 30, 2030 subject to Ms. Brilliant's continued employment with the Company; and (ii) on September 30, 2025. Ms. Quinif was granted a Cliff Vest Award with an approximate fair market value of $3,000,000, which will vest on September 30, 2030 subject to Ms. Quinif's continued employment with the Company.

LTI Awards. LTI Awards are comprised of restricted stock. Each LTI Award is made in the calendar year following the calendar year to which it relates and is subject to a three-year vesting schedule with one-third of the award vesting each year. Upon the occurrence of a change in control (as defined in the applicable plan), including upon the closing of the Merger, all unvested LTI Awards will immediately vest and become exercisable notwithstanding any later scheduled vesting date.

The Compensation Committee believes that granting LTI Awards of restricted stock under the Company’s LTI program strongly aligns the NEOs’ long-term interests with the interests of the Company and its shareholders, as this program is designed to encourage long-term thinking for the NEOs and other employees who have a significant impact on client outcomes and future Company business results. In determining the amount and composition of each NEO’s LTI Award, the Compensation Committee considers the NEO’s contributions to and anticipated future impact on the Company, the total compensation of the NEO, relevant compensation benchmarking data related to the mix of cash and stock compensation, and the compensation structure of the Company’s employees.

Pursuant to the terms of the Merger Agreement, which includes certain interim operating covenants binding on the Company, the Company is not permitted to grant equity awards following December 10, 2025, the date of the Merger Agreement. As a result, the Compensation Committee did not grant LTI Awards following the Company’s entry into the Merger Agreement to any of the NEOs.

Pursuant to the SEC’s rules for disclosing the LTI Awards in the Summary Compensation Table (“SCT”) that follows this Compensation Discussion and Analysis, the Company is required to report the LTI Awards in the year in which they are granted. Accordingly, the LTI Awards for 2024 NEO performance (granted in February 2025) and the LTI Awards for 2023 NEO performance (granted in February 2024) are included in the SCT in the “Stock Awards” column with respect to each of Ms. Brilliant’s, Mr. Line’s, and Ms. Quinif’s respective 2024 and 2023 compensation. The LTI Awards granted to Ms. Brilliant in June 2025 and to Ms. Quinif in October 2025 are included in the SCT in the “Stock Awards” column for 2025.

Retirement Plan Benefits. The Company provides retirement benefits to its NEOs through the 401(k) Plan. Each NEO is entitled to participate in the 401(k) Plan on the same terms and conditions as all other employees. The 401(k) Plan does not involve any guaranteed minimum or above-market returns, as plan returns depend on actual investment results.

Deferred Compensation Plan. Each NEO is eligible to participate in the Diamond Hill Variable Term Deferred Compensation Plan (“Variable Term Plan”). The terms and conditions of the Variable Term Plan are described in more detail under the heading “Pension Plans and Non-Qualified Deferred Compensation” below.

Other Benefits and Perquisites. The Company does not provide supplemental retirement plan benefits to its NEOs. As a general rule, it does not provide any perquisites or other personal benefits to its NEOs that are not offered on an equal basis to all other employees. The Company’s NEOs are entitled to participate in benefit programs that provide them with the same medical, dental, and short-term and long-term disability insurance coverage that are available to all employees.

Post-Employment Payments. Ms. Brilliant has an employment agreement, which provides for payments upon termination of employment. More information on Ms. Brilliant’s employment agreement and termination payments thereunder is set forth under the heading “Employment Agreements and Change in Control Benefits”.

Risks Related to Compensation Policies and Practices

As part of its oversight of the Company’s compensation programs, the Compensation Committee considers how the Company’s current compensation programs, including the incentives created by compensation awards, affect the Company’s risk profile. In addition, the Compensation Committee reviews the Company’s compensation policies, and particularly the incentives that they create, to determine whether they encourage an appropriate level of risk-taking and do not present a significant risk to the Company. The Compensation Committee also considers risk mitigating factors, including but not limited to, the following:

•
The Company’s current compensation programs consider an appropriate ratio of base salary (fixed) to incentive compensation (variable);
•
The portfolio managers have meaningful ownership in the strategies they manage;
•
The Company pays a portion of incentive compensation in the form of long-term equity-based awards;
•
The Compensation Committee has discretionary authority to adjust annual Cash Incentive Awards for NEOs, subject to stated terms and conditions;
•
The Company has internal controls over financial reporting and other financial, operational and compliance policies and practices; and
•
The Company ensures that base salaries are consistent with executives’ responsibilities so that they are not motivated to take excessive risks to achieve a reasonable level of financial security.

Based on this review, the Compensation Committee has concluded that the Company’s compensation policies and practices for its employees are reasonably designed to not have a material adverse effect on the Company.

Compensation Recoupment and Restitution Policies

Upon the recommendation of the Compensation Committee, the Board maintains a Compensation Recoupment and Restitution Policy that applies to all incentive compensation received by all employees, including the NEOs. Under this policy, the Company may recover all or a portion of incentive compensation previously paid or granted (or pay out additional incentive compensation) related to awards made after the adoption of the policy, in three general situations:

•
If there was an erroneous miscalculation of the previously determined incentive pool such that one or more employee’s incentive compensation awards is too large (or too small), then any overpayment made (or underpayment resulting, as applicable) to any employee may, in the sole discretion of the Compensation Committee and the Board, be required to be returned to the Company, or, in the case of any underpayment, an additional payment may be made to any affected employee;
•
If an employee engages in fraud or misconduct that contributes to the need for a financial restatement, or violates any law or regulation or any policy or procedure of the Company, then in the Board’s sole discretion, the Company may recover, and the employee will forfeit and/or repay, all or a portion of the employee’s incentive compensation awards for the relevant period; and

•
If the Company’s previously issued financial statements are restated as a result of error, omission, fraud or non-compliance with financial reporting requirements, then the Compensation Committee and the Board may, in their sole discretion, determine whether to recover all or a portion of an employee’s (or former employee’s) incentive award, or otherwise adjust an incentive award made to, one or more employees (or former employees).

In addition, as required by Nasdaq Listing Rule 5608, the Board maintains an Executive Officer Compensation Recoupment and Restitution Policy that applies to all incentive-based compensation granted to or received by the Company’s current and former executive officers, including the NEOs. This policy is administered by the Compensation Committee. Pursuant to this policy, “incentive-based compensation” is any compensation granted, earned, or vested based wholly or in part upon the attainment of any measure that is determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measure that is derived wholly or in part from such measure. Under this policy, if there is an accounting restatement of the Company’s financial statements due to the material noncompliance of the Company with any financial reporting requirement under the securities laws such that the incentive-based compensation granted to or received by current or former executive officers for the previously completed three fiscal years was too large, then the Compensation Committee will promptly determine the amount of any excess compensation paid and recover such excess amount. Consistent with Nasdaq Listing Rule 5608, this policy provides that this recovery obligation will not apply under certain limited circumstances, including if the direct expense that would be paid to a third party to assist in the recovery would exceed the amount to be recovered.

These two policies are intended to provide enhanced safeguards against certain types of employee misconduct and provide enhanced protection to, and alignment with, shareholders. These policies are in addition to any policies or recovery rights that are provided under applicable laws, including the Sarbanes-Oxley Act of 2002, as amended, and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended (the “Dodd-Frank Act”).

Stock Option Grant Timing Policy

The Company has not granted stock options in more than 10 years. Accordingly, the Company has not adopted policies and practices on the timing of awards of stock options in relation to the disclosure of material nonpublic information of the Company, as contemplated by Item 402(x) of Regulation S-K.

Executive Officer Stock Ownership and Retention Guidelines

Through the Guidelines, the Board has adopted stock ownership and retention guidelines for the Company’s NEOs to further align their interests with those of shareholders. Under the Guidelines, each NEO is expected to reach a specified target ownership level within three years after assuming their position. For purposes of calculating the value of Company common shares held, vested and unvested restricted stock and restricted stock units are counted, but unexercised stock options do not count. Common shares held are measured at the greater of cost or market value.

The below table provides the target ownership level reflected in the Guidelines and actual common shares owned by each NEO as of December 31, 2025. Each NEO currently holds common shares well in excess of the amounts required under the Guidelines.

Name	Title	Target Ownership Level	Target Number of Shares (1)	Number of Shares Owned (2)	Ownership Guideline Met
Heather E. Brilliant	CEO and President	5x Salary	11,799	69,962	Yes
Thomas E. Line	Chief Financial Officer	3x Salary	5,310	15,402	Yes
Jo Ann Quinif	DHCM President and Chief Client Officer	5x Salary	8,850	48,007	Yes

(1)
This target is based on a per share price of $169.50, which was the closing price of the Company’s common shares on December 31, 2025, and the respective base salaries of the NEOs as of that date.

(2)
This number includes any unvested restricted stock and any common shares held in the 401(k) Plan.

Summary Compensation Table

The following table sets forth the total compensation paid to, or earned by, the Company’s NEOs for services rendered in the years indicated. Additional information on the elements of compensation included in the table below is available under the heading “Compensation Discussion and Analysis” in this Proxy Statement.

Name and Principal Position	Year	Salary		Bonus(1)	Stock Awards(2)		All Other Compensation(13)	Total
Heather E. Brilliant	2025	$400,000		$1,250,000	$5,250,000	(3)	$55,598	$6,955,598
Chief Executive Officer	2024	$400,000		$1,550,000	$1,000,000	(4)	$54,885	$3,004,885
and President	2023	$400,000		$1,500,000	$750,000	(5)	$52,743	$2,702,743

Thomas E. Line	2025	$300,000		$650,000	$300,000	(6)	$50,600	$1,300,600
Chief Financial Officer	2024	$300,000		$552,000	$300,000	(7)	$50,600	$1,202,600
and Treasurer	2023	$250,000		$495,000	$250,000	(8)	$43,100	$1,038,100

Jo Ann Quinif	2025	$314,167	(9)	$1,000,000	$4,000,000	(10)	$52,428	$5,366,595
DHCM President and	2024	$300,000		$1,250,000	$900,000	(11)	$50,600	$2,500,600
Chief Client Officer	2023	$300,000		$1,000,000	$600,000	(12)	$51,300	$1,951,300

(1)
The amounts reported represent discretionary Cash Incentive Awards for the year in which each amount is reported. These discretionary Cash Incentive Awards were paid in the first quarter of the year following the year for which they were awarded and were not based upon any pre-established performance goals.
(2)
The amounts reported represent the aggregate grant date fair value of discretionary restricted Stock Awards, calculated in accordance with ASC 718. The Stock Awards granted to NEOs are not based on any pre-established performance goals. The amounts in this column do not represent the actual amounts that will be realized by the NEOs with respect to such awards upon vesting, if at all. The grant date fair value of the restricted stock was determined by multiplying the closing price of the Company’s common shares on the date of grant by the number of common shares granted. Assumptions used in the calculation of these amounts are included in Note 7 to the Company’s audited consolidated financial statements in the Form 10-K. Upon the occurrence of a change in control (as defined in the applicable plan), including upon the closing of the Merger, all unvested Stock Awards will immediately vest and become exercisable notwithstanding any later scheduled vesting date.
(3)
The amount reported includes an LTI Award granted to Ms. Brilliant in February 2025, as part of her long-term incentive compensation for 2024, with a grant date fair value of $1,250,000 (8,550 common shares). As long as Ms. Brilliant remains employed by the Company, the LTI Award will vest ratably on an annual basis over a three-year period beginning April 1, 2026. The amount reported also includes a Cliff Vest Award granted to Ms. Brilliant in June 2025 in accordance with the terms of the CEO Agreement, with a grant date fair value of $4,000,000 (27,528 common shares). As long as Ms. Brilliant remains employed by the Company, the Cliff Vest Award will vest on June 30, 2030.
(4)
The amount reported represents an LTI Award granted to Ms. Brilliant in February 2024, as part of her long-term incentive compensation for 2023, with a grant date fair value of $1,000,000 (6,516 common shares). As long as Ms. Brilliant remains employed by the Company, this LTI Award will vest ratably on an annual basis over a three-year period beginning April 1, 2025.
(5)
The amount reported represents an LTI Award granted to Ms. Brilliant in February 2023, as part of her long-term incentive compensation for 2022, with a grant date fair value of $750,000 (3,918 common shares). As long as Ms. Brilliant remains employed by the Company, the LTI Award will vest ratably on an annual basis over a three-year period beginning April 1, 2024.
(6)
The amount reported represents an LTI Award granted to Mr. Line in February 2025, as part of his long-term incentive compensation for 2024, with a grant date fair value of $300,000 (2,052 common shares). As long as Mr. Line remains employed by the Company, the LTI Award will vest ratably on an annual basis over a three-year period beginning April 1, 2026.
(7)
The amount reported represents an LTI Award granted to Mr. Line in February 2024, as part of his long-term incentive compensation for 2023, with a grant date fair value of $300,000 (1,955 common shares). As long as Mr. Line remains employed by the Company, the LTI Award will vest ratably on an annual basis over a three-year period beginning April 1, 2025.
(8)
The amount reported represents an LTI Award granted to Mr. Line in February 2023, as part of his long-term incentive compensation for 2022, with a grant date fair value of $250,000 (1,306 common shares). As long as Mr. Line remains employed by the Company, the LTI Award will vest ratably on an annual basis over a three-year period beginning April 1, 2024.
(9)
The amount reported represents the total amount of base salary paid to Ms. Quinif in 2025, which reflects the Compensation Committee's increase of Ms. Quinif's base salary from $300,000 to $350,000 in connection with the approval of the President Agreement and the pro rata amount of that base salary increase paid to Ms. Quinif for the period from September 19, 2025 to December 31, 2025.
(10)
The amount reported includes an LTI Award granted to Ms. Quinif in February 2025, as part of her long-term incentive compensation for 2024, with a grant date fair value of $1,000,000 (6,840 common shares). As long as Ms. Quinif remains employed by the Company, the LTI Award will vest ratably on an annual basis over a three-year period beginning April 1, 2026. The amount reported also includes a Cliff Vest Award granted to Ms. Quinif in September 2025, in accordance with the terms of the President Agreement, with a grant date fair value of $3,000,000 (21,428 common shares). As long as Ms. Quinif remains employed by the Company, the Cliff Vest Award will vest on September 30, 2030.
(11)
The amount reported represents an LTI Award granted to Ms. Quinif in February 2024, as part of her long-term incentive compensation for 2023, with a grant date fair value of $900,000 (5,864 common shares). As long as Ms. Quinif remains employed by the Company, the LTI Award will vest ratably on an annual basis over a three-year period beginning April 1, 2025.
(12)
The amount reported represents an LTI Award granted to Ms. Quinif in February 2023, as part of her long-term incentive compensation for 2022, with a grant date fair value of $600,000 (3,134 common shares). As long as Ms. Quinif remains employed by the Company, the LTI Award will vest ratably on an annual basis over a three-year period beginning April 1, 2024.
(13)
The following items are included in the “All Other Compensation” column in 2025:

Name	Contributions to 401(k) Plan(i)	Contributions to Health Savings Account(i)	Total
Heather E. Brilliant	$49,998	$5,600	$55,598
Thomas E. Line	$45,000	$5,600	$50,600
Jo Ann Quinif	$46,828	$5,600	$52,428

(i)
Company contributions to the 401(k) Plan and employee health savings accounts are offered to all employees of the Company.

Grants of Plan-Based Awards for 2025

The following table sets forth information regarding the awards granted to each NEO during 2025 under the 2025 Plan or the Diamond Hill Investment Group, Inc. 2022 Equity and Cash Incentive Plan ("2022 Plan"), as applicable.

Name	Grant Date	Compensation Committee Action Date(1)	All Other Stock Awards: Number of Shares of Stock(2)	Grant Date Fair Value of Stock Award
Heather E. Brilliant	02/21/2025	01/28/2025	8,550	$1,250,000
Heather E. Brilliant	06/30/2025	06/11/2025	27,528	$4,000,000
Thomas E. Line	02/21/2025	01/28/2025	2,052	$300,000
Jo Ann Quinif	02/21/2025	01/28/2025	6,840	$1,000,000
Jo Ann Quinif	09/30/2025	09/19/2025	21,428	$3,000,000

(1)
The Compensation Committee Action Date represents the date on which the Compensation Committee authorized the award.
(2)
The Compensation Committee granted Cliff Vest Awards to each of Ms. Brilliant and Ms. Quinif pursuant to the 2025 Plan in accordance with the terms of their respective executive employment agreements. The shares of restricted stock granted to Ms. Brilliant on June 30, 2025 and to Ms. Quinif on September 30, 2025 are scheduled to vest and will vest on the fifth anniversary of the grant date, subject to them remaining employed by the Company through the applicable vesting date. In addition, the Compensation Committee granted LTI Awards to each of Ms. Brilliant, Mr. Line, and Ms. Quinif pursuant to the 2022 Plan. These LTI Awards granted on February 21, 2025 are scheduled to vest over a three-year period beginning on April 1, 2026, provided that the applicable NEO remains employed by the Company through the applicable vesting dates.

Outstanding Equity Awards at December 31, 2025

The following table summarizes all outstanding equity awards held by the NEOs as of December 31, 2025.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares That have Not Vested (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested(2)
Heather E. Brilliant	41,672	$7,063,404
Thomas E. Line	3,773	$639,524
Jo Ann Quinif	33,172	$5,622,654

(1)
These shares represent grants of restricted stock to each of Ms. Brilliant, Mr. Line, and Ms. Quinif pursuant to the 2025 Plan and the 2022 Plan, as applicable. Subject to their continued employment with the Company and the change in control vesting provisions of the applicable plan, for: (a) Ms. Brilliant’s restricted stock granted: (i) in 2023, will vest on April 1, 2026 (1,293 common shares); (ii) in 2024, will vest on April 1, 2026 (2,151 common shares) and April 1, 2027 (2,150 common shares); and (iii) in 2025, will vest on April 1, 2026 (2,850 common shares), April 1, 2027 (2,850 common shares), and April 1, 2028 (2,850 common shares); (b) Mr. Line’s restricted stock granted: (i) in 2023, will vest on April 1, 2026 (431 common shares); (ii) in 2024, will vest on April 1, 2026 (645 common shares) and April 1, 2027 (645 common shares), and (iii) in 2025, will vest on April 1, 2026 (684 common shares), April 1, 2027 (684 common shares), and April 1, 2028 (684 common shares); (c) Ms. Quinif’s restricted stock granted: (i) in 2023, will vest on April 1, 2026 (1,034 common shares); (ii) in 2024, will vest on April 1, 2026 (1,935 common shares) and April 1, 2027 (1,935 common shares), and (iii) in 2025, will vest on April 1, 2026 (2,280 common shares), April 1, 2027 (2,280 shares), and April 1, 2028 (2,280 common shares). In addition, subject to their continued employment with the Company and the change in control vesting provisions of the applicable plan, for: (a) Ms. Brilliant’s Cliff Vest Award granted in June 2025 in accordance with the terms of the CEO Agreement will vest on June 30, 2030 (27,528 shares); and (a) Ms. Quinif’s Cliff Vest Award granted in October 2025 in accordance with the terms of the President Agreement will vest on September 30, 2030 (21,428 common shares).
(2)
The amount in this column represents the value of the awards shown, calculated as the product of the number of shares of restricted stock underlying the award multiplied by $169.50, the closing market price of the Company’s common shares as of December 31, 2025.

Option Exercises and Stock Vested in 2025

No options have been granted to any NEO. The following table sets forth information with respect to the stock awards held by the NEOs that vested in 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Heather E. Brilliant	4,909	701,202
Thomas E. Line	1,750	249,970
Jo Ann Quinif	4,708	672,491

Pension Benefits and Non-Qualified Deferred Compensation

The Company does not maintain any pension plans for NEOs or other employees. In 2025, the Company offered to its NEOs the opportunity to participate in the Variable Term Plan.

Deferrals of Incentive Compensation.

Pursuant to the Variable Term Plan, eligible participants may elect to defer up to 50% of the vested stock portion of their annual incentive compensation and up to 100% of the cash portion of their annual incentive compensation for a plan year (the calendar year). Generally, the participant must submit a deferral election by December 31 of the year before the services are to be performed. After the applicable deadline, a deferral election is irrevocable for that plan year, except under circumstances set forth in the Variable Term Plan.

Ms. Brilliant was the only NEO that contributed to the Variable Term Plan in 2025. The following table provides information regarding Ms. Brilliant’s contributions to the Variable Term Plan during the fiscal year ended December 31, 2025.

Name	Executive Contributions in 2025	Company Contributions in 2025	Aggregate Earnings in 2025(1)	Aggregate Withdrawals/ Distributions in 2025	Aggregate Balance at 12/31/2025(2)
Heather E. Brilliant	$775,000	$—	$338,074	$—	$3,036,364

(1)
The amounts in this column are not reported as compensation for the fiscal year ending December 31, 2025 in the SCT, since they do not reflect above-market or preferential earnings.
(2)
These amounts represent the aggregate balances in Ms. Brilliant’s account as of December 31, 2025.

Potential Payments upon Termination or Change-in-Control

Overview

The Company entered into the CEO Agreement with Ms. Brilliant on June 12, 2025 and the President Agreement with Ms. Quinif on September 19, 2025. A description of each Agreement is set forth below. The Company is not a party to an employment agreement with any other employee, including Mr. Line, and is not obligated to provide severance benefits or change in control benefits (aside from accelerated vesting of restricted stock upon a change in control) to any employee other than Ms. Brilliant and Ms. Quinif. In the sections below, the Company describes the material terms of each Agreement and sets forth the payments that would have been received by: (i) Ms. Brilliant, Ms. Quinif, or their respective beneficiaries, as applicable, in the event their employment with the Company terminated on December 31, 2025 under various hypothetical scenarios; or (ii) each of the NEOs upon a change in control of the Company on December 31, 2025.

The description and calculation of these payments does not reflect the pending Merger. For discussion of the potential change of control payments payable to the NEOs and change in control related arrangements (including the letter agreements entered into between each of Ms. Brilliant and Ms. Quinif and First Eagle) in connection with the pending Merger, see the definitive merger proxy filed with the SEC on January 28, 2026.

CEO Agreement

The Company entered into the CEO Agreement to extend the term of Ms. Brilliant’s employment for an additional five-year period as the five-year term under her prior employment agreement was set to expire on December 31, 2026. The CEO Agreement will expire on June 30, 2030, but will automatically renew for one-year periods unless the Company or Ms. Brilliant provides not less than 120 days advance notice that it will not be renewed. The CEO Agreement superseded and replaced the employment agreement entered into between the Company and Ms. Brilliant on October 26, 2021, as amended on March 31, 2023 and November 14, 2023.

The CEO Agreement provides for an annual base salary of $400,000, which may be increased (but not reduced) by the Compensation Committee annually. Ms. Brilliant also receives reimbursement for certain travel and other expenses, insurance, and fringe benefits at the levels available to all of the Company’s employees. As long as she remains employed with the Company, Ms. Brilliant will be eligible to receive: (i) an annual Cash Incentive Award, with a target fair market value equal to $1,750,000, and a minimum of $600,000; (ii) an annual LTI Award with a target fair market value equal to $850,000 for each calendar year; and (iii) periodic Cliff Vest Awards under the 2025 Plan, with the Compensation Committee determining in its sole discretion the grant date value of, the number of Company common shares covered by, and the vesting conditions applicable to such award. The Board retains flexibility to pay meaningfully more or less than these target amounts.

The Cash Incentive Awards and LTI Awards may be: (i) determined based upon Ms. Brilliant’s satisfaction of certain performance criteria established by the Compensation Committee in consultation with Ms. Brilliant and eligibility requirements under the Company’s equity and cash incentive plan in effect at that time, and (ii) subject to the Company’s performance during the relevant calendar year. The CEO Agreement also contains customary non-competition, non-solicitation, confidentiality, and non-disparagement covenants that apply during the term of the CEO Agreement and for one year following termination of Ms. Brilliant’s employment with the Company. In addition, pursuant to a letter agreement between Ms. Brilliant and First Eagle entered into in connection with the pending Merger, the post-employment employee non-solicitation period may be extended and the scope of the customer non-solicitation restrictions expanded in connection with certain post-closing qualifying terminations. See the definitive merger proxy filed with the SEC on January 28, 2026 for additional information.

Termination without Cause

If the Company terminates Ms. Brilliant’s employment without “Cause” (as defined in the CEO Agreement), she would be entitled to the following payments, which are quantified to reflect the amounts she would have received had her employment been terminated on December 31, 2025:

1.
Her accrued but unpaid base salary and vacation as of the date of termination ($0 at December 31, 2025);
2.
Any business expenses that are unreimbursed as of the date of termination of employment in accordance with the Company’s policies and procedures ($0 at December 31, 2025);
3.
Payments under other benefit plans and programs in effect at the time ($0 at December 31, 2025);
4.
Any annual Cash Incentive Award for a completed year that has been awarded by the Compensation Committee but not yet been paid as of the date of termination ($0 at December 31, 2025);
5.
With respect to any LTI Award that is outstanding, a lump sum payment equal to: (a) the number of common shares covered by the LTI Award that would have vested after the date of Ms. Brilliant's termination of employment had she remained employed through the end of the calendar year in which such termination occurs, multiplied by (b) the closing price of the common shares on the date notice of termination is provided ($0 at December 31, 2025);
6.
A lump sum payment equal to her base salary in effect at the date of termination ($400,000 at December 31, 2025); and

7.
A lump sum payment equal to her target annual Cash Incentive Award for Ms. Brilliant prorated for the number of days during the calendar year in which the termination of employment occurs ($1,750,000 at December 31, 2025).

Under the CEO Agreement, “Cause” generally includes material violations of the Company’s employment policies, conviction of crime involving moral turpitude, violations of securities or investment adviser laws, causing the Company to violate a law which may result in penalties exceeding $250,000, materially breaching the CEO Agreement, or fraud, willful misconduct, or gross negligence in carrying out her duties.

Termination for Good Reason

Ms. Brilliant may terminate her employment for “Good Reason” (as defined in the CEO Agreement), which generally includes a material reduction of her annual base salary, requiring her to relocate her principal place of business to a location more than 50 miles from its current location, assignment to her of duties inconsistent with her position and authority, a requirement that she no longer report directly to the Board, or a material breach by the Company of the CEO Agreement. If she had terminated her employment for Good Reason as of December 31, 2025, Ms. Brilliant would have been entitled to all of the payments described in numbers 1 through 7 in the “Termination without Cause” section above.

Voluntary Termination, Termination for Cause, or Expiration of Agreement

If Ms. Brilliant had terminated the CEO Agreement voluntarily other than for “Good Reason” or if the Company had terminated Ms. Brilliant for “Cause” as of December 31, 2025, the Company would have had no obligation to pay any unearned compensation or continue any benefits. In such instances, Ms. Brilliant would have been entitled to receive only the payments set forth in numbers 1 through 3 in the “Termination without Cause” section above. If the CEO Agreement had expired in accordance with its terms as of December 31, 2025, Ms. Brilliant would have been entitled to receive the payments set forth in numbers 1 through 4 in the “Termination without Cause” section above.

Termination Due to Death or Disability

If Ms. Brilliant’s employment terminated due to her death at December 31, 2025, her estate would have been entitled to receive: (i) the payments set forth in numbers 1 through 4 in the “Termination without Cause” section above; and (ii) any Stock Award outstanding but not yet vested ($7,063,404 at December 31, 2025), which grant would then vest in accordance with the terms of the relevant compensation plan or award agreement, as applicable.

In the event of Ms. Brilliant’s “Permanent Disability” (as defined in the CEO Agreement) at December 31, 2025, she would have been entitled to receive the payments set forth in numbers 1 through 4 in the “Termination without Cause” section above.

Change in Control

Upon the occurrence of a “Change in Control” (as defined under the 2022 Plan or 2025 Plan, as applicable), all unvested Stock Awards of any employee will immediately vest. In addition, the Compensation Committee, in its sole discretion, may determine to make a cash payment to any employee in exchange for the cancellation of their Stock Awards or issue substitute awards that substantially preserve the value, rights, and benefits of any affected Stock Awards.

In the case of each of Ms. Brilliant, Mr. Line, and Ms. Quinif, such a Change in Control at December 31, 2025 would have resulted in the immediate vesting of all outstanding common shares that had not vested, which for Ms. Brilliant would be $7,063,404 and for Mr. Line would be $639,524. Please see "President Agreement - Change in Control" below for a discussion of the change in control provisions applicable to Ms. Quinif under the President Agreement.

In the event that a “Change in Control” (as defined in the Agreement) of the Company occurs and, within six months prior or 24 months following such Change in Control, Ms. Brilliant’s employment is terminated by the Company or its successor without Cause, or Ms. Brilliant terminates her employment for Good Reason during such period, she will be entitled to the following payments from the Company or its successor, in addition to the applicable payments set forth in numbers 1 through

3 in the “Termination without Cause” section above (assuming the Change in Control and termination occurred on December 31, 2025):

•
Any annual Cash Incentive Award for a completed year that has been awarded by the Compensation Committee, but has not yet been paid as of the date of her termination of employment ($0 at December 31, 2025);
•
A lump sum payment equal to one year of her base salary in effect at termination of employment ($400,000 at December 31, 2025);
•
A lump sum payment equal to her target annual Cash Incentive Award ($1,750,000 at December 31, 2025);
•
A lump-sum payment equal to her target annual Cash Incentive Award prorated for the year in which termination occurred ($1,750,000 at December 31, 2025);
•
Full vesting of any LTI Award that is outstanding, to the extent not previously vested in a Change in Control (14,144 shares valued at $2,397,408 at December 31, 2025); and
•
Full vesting of any Cliff Vest Award that is outstanding, to the extent not previously vested in a Change in Control (27,528 shares valued at $4,665,996 at December 31, 2025).

President Agreement

The Company entered into the President Agreement on September 19, 2025 to formalize the terms of Ms. Quinif’s employment. The President Agreement will expire on September 19, 2030, but will automatically renew for one-year periods unless the Company or Ms. Quinif provides not less than 120 days advance notice that it will not be renewed.

The President Agreement provides for an annual base salary of $350,000, which may be increased (but not reduced) by the Compensation Committee annually. Ms. Quinif also receives reimbursement for certain travel and other expenses, insurance, and fringe benefits at the levels available to all of the Company’s employees. As long as she remains employed with the Company, Ms. Quinif will be eligible to receive: (i) an annual Cash Incentive Award, with a target fair market value equal to $1,250,000, and a minimum of at least $400,000; (ii) an annual LTI Award with a target fair market value equal to $500,000 for each calendar year; and (iii) periodic Cliff Vest Awards under the 2025 Plan, with the Compensation Committee determining in its sole discretion the grant date value of, the number of Company common shares covered by, and the vesting conditions applicable to such award. The Board retains flexibility to pay meaningfully more or less than these target amounts.

The Cash Incentive Awards and LTI Awards may be: (i) determined based upon Ms. Quinif’s satisfaction of certain performance criteria established by the Compensation Committee in consultation with the chief executive officer of DHCM ("DHCM CEO") and/or Ms. Quinif and eligibility requirements under the Company’s equity and cash incentive plan in effect at that time, and (ii) subject to the Company’s performance during the relevant calendar year. The President Agreement also contains customary non-competition, non-solicitation, confidentiality, and non-disparagement covenants that apply during the term of the President Agreement and for one year following termination of Ms. Quinif’s employment with the Company. In addition, pursuant to a letter agreement between Ms. Quinif and First Eagle entered into in connection with the pending Merger, the post-employment employee non-solicitation period may be extended and the scope of the customer non-solicitation restrictions expanded in connection with certain post-closing qualifying terminations. See the definitive merger proxy filed with the SEC on January 28, 2026 for additional information.

Termination without Cause

If the Company terminates Ms. Quinif’s employment without “Cause” (as defined in the President Agreement), she would be entitled to the following payments, which are quantified to reflect the amounts she would have received had her employment been terminated on December 31, 2025:

1.
Her accrued but unpaid base salary and vacation as of the date of termination ($0 at December 31, 2025);
2.
Any business expenses that are unreimbursed as of the date of termination of employment in accordance with the Company’s policies and procedures ($0 at December 31, 2025);

3.
Payments under other benefit plans and programs in effect at the time ($0 at December 31, 2025);
4.
Any annual Cash Incentive Award for a completed year that has been awarded by the Compensation Committee but not yet been paid as of the date of termination ($0 at December 31, 2025); or in the event that the Compensation Committee has not awarded any annual Cash Incentive Award for the most recently completed year as of the date of her termination of employment, an amount equal to the annual Cash Incentive Award paid to her for the immediately preceding completed year ($1,250,000 at December 31, 2025);
5.
With respect to any LTI Award that is outstanding, a lump sum payment equal to: (a) the number of common shares covered by the LTI Award that would have vested after the date of the Ms. Quinif's termination of employment had she remained employed through the end of the calendar year in which such termination occurs, multiplied by (b) the closing price of the common shares on the date notice of termination is provided ($0 at December 31, 2025);
6.
A lump sum payment equal to her base salary in effect at the date of termination ($350,000 at December 31, 2025); and
7.
A lump sum payment equal to her target annual Cash Incentive Award prorated for the number of days during the calendar year in which the termination of employment occurs ($1,250,000 at December 31, 2025).

Under the President Agreement, “Cause” generally includes material violations of the Company’s employment policies, conviction of crime involving moral turpitude, violations of securities or investment adviser laws, causing the Company to violate a law which may result in penalties exceeding $250,000, materially breaching the President Agreement, or fraud, willful misconduct, or gross negligence in carrying out her duties.

Termination for Good Reason

Ms. Quinif may terminate her employment for “Good Reason” (as defined in the President Agreement), which generally includes a material reduction of her annual base salary, requiring her to relocate her principal place of business to a location more than 50 miles from its current location, assignment to her of duties inconsistent with her position and authority, a requirement that she no longer report directly to the DHCM CEO and/or the Board, or a material breach by the Company of the President Agreement. If she had terminated her employment for Good Reason as of December 31, 2025, Ms. Quinif would have been entitled to all of the payments described in numbers 1 through 7 in the “Termination without Cause” section above.

Voluntary Termination, Termination for Cause, or Expiration of Agreement

If Ms. Quinif had terminated the President Agreement voluntarily other than for “Good Reason” or if the Company had terminated Ms. Quinif for “Cause” as of December 31, 2025, the Company would have had no obligation to pay any unearned compensation or continue any benefits. In such instances, Ms. Quinif would have been entitled to receive only the payments set forth in numbers 1 through 3 in the “Termination without Cause” section above. If the President Agreement had expired in accordance with its terms as of December 31, 2025, Ms. Quinif would have been entitled to receive the payments set forth in numbers 1 through 4 in the “Termination without Cause” section above.

Termination Due to Death or Disability

If Ms. Quinif’s employment terminated due to her death at December 31, 2025, her estate would have been entitled to receive: (i) the payments set forth in numbers 1 through 4 in the “Termination without Cause” section above; and (ii) any Stock Award outstanding but not yet vested ($5,622,654 at December 31, 2025), which Stock Award would then vest in accordance with the terms of the relevant compensation plan or award agreement, as applicable.

In the event of Ms. Quinif’s “Permanent Disability” (as defined in the President Agreement) at December 31, 2025, she would have been entitled to receive the payments set forth in numbers 1 through 4 in the “Termination without Cause” section above.

Change in Control

Upon the occurrence of a “Change in Control” (as defined under the 2022 Plan or 2025 Plan, as applicable), all unvested Stock Awards of any employee will immediately vest. In addition, the Compensation Committee, in its sole discretion, may determine to make a cash payment to any employee in exchange for the cancellation of their Stock Awards or issue substitute awards that substantially preserve the value, rights, and benefits of any affected Stock Awards.

In the case of Ms. Quinif, such a Change in Control at December 31, 2025 would have resulted in the immediate vesting of all outstanding Stock Awards that had not vested, which for Ms. Quinif would be $5,622,654.

In the event that a “Change in Control” (as defined in the Agreement) of the Company occurs and, within six months prior or 24 months following such Change in Control, Ms. Quinif’s employment is terminated by the Company or its successor without Cause, or Ms. Quinif terminates her employment for Good Reason during such period, she will be entitled to the following payments from the Company or its successor, in addition to the applicable payments set forth in numbers 1 through 3 in the “Termination without Cause” section above (assuming the Change in Control and termination occurred on December 31, 2025):

•
Any annual Cash Incentive Award for a completed year that has been awarded by the Compensation Committee, but has not yet been paid as of the date of her termination of employment ($0 at December 31, 2025);
•
A lump sum payment equal to one year of her base salary in effect at termination of employment ($350,000 at December 31, 2025);
•
A lump sum payment equal to her target annual Cash Incentive Award ($1,250,000 at December 31, 2025);
•
A lump-sum payment equal to her target annual Cash Incentive Award prorated for the year in which termination occurred ($1,250,000 at December 31, 2025);
•
Full vesting of any LTI Award that is outstanding, to the extent not previously vested in a Change in Control (11,744 shares valued at $1,990,608 at December 31, 2025); and
•
Full vesting of any Cliff Vest Award that is outstanding, to the extent not previously vested in a Change in Control (21,428 shares valued at $3,632,046 at December 31, 2025).

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, the table below shows the ratio of the median annual total compensation of all Company employees (excluding the CEO) to the annual total compensation of the CEO as presented in the SCT. In determining the median employee, a listing was prepared of all current employees as of December 31, 2025. To determine the median employee, the Company included 2025 base salary and incentive compensation (annualized for those employees that were not employed for the full year of 2025). Once the median employee was identified, for purposes of comparison to the CEO, the Company then calculated the compensation for that employee in the same manner as the total compensation shown for the CEO in the SCT. The following types of compensation are included in the “Median Employee total annual compensation” below: base salary, discretionary cash bonus, Stock Awards for 2024 granted in 2025, contributions to the 401(k) plan, and contributions to an employee’s Health Savings Account.

Median employee total annual compensation	$345,350
CEO total annual compensation	$6,955,598

Ratio of CEO to median employee compensation	20:1

Pay Versus Performance Table

As required by Item 402(v) of Regulation S-K, the Company is providing the following information regarding the relationship between the “compensation actually paid” (“CAP”) for its NEOs and certain financial performance measures. The CAP to the NEOs as reported in this section of the Proxy Statement does not reflect the actual amount of compensation earned by or paid to the NEOs, but is a calculation derived from the total compensation reported for each NEO in the SCT, as adjusted pursuant to the requirements of Item 402(v) of Regulation S-K. Additional discussion of the Company’s philosophy on pay for performance is available above under the heading “Compensation Discussion and Analysis”.

					Value of initial fixed $100 investment based on:
Year	Summary compensation table total for PEO(1)	Compensation actually paid to PEO(2)	Average summary compensation table total for non-PEO NEOs(3)	Average compensation actually paid to non-PEO NEOs (4)	Total shareholder return(5)	Peer group total shareholder return(6)	Net income	Net Operating Income, Adjusted Non-GAAP Basis(7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$6,955,598	$8,182,688	$3,333,598	$3,902,685	$153	$177	$49,359,999	$43,045,647
2024	$3,004,885	$3,045,084	$1,851,600	$1,842,681	$151	$239	$43,177,918	$48,696,087
2023	$2,702,743	$2,247,845	$1,494,700	$1,320,528	$156	$182	$43,085,548	$41,433,752
2022	$3,999,171	$4,091,451	$1,268,100	$1,308,631	$168	$132	$36,870,762	$60,352,296
2021	$3,147,029	$4,738,862	$1,293,100	$1,933,397	$167	$170	$75,589,539	$83,680,496

(1)
The dollar amounts in column (b) are the amounts reported in the “Total” column of the SCT for the Company’s principal executive officer (“PEO”), Ms. Brilliant, for each applicable year. Ms. Brilliant was the only PEO for each year reported in this table.
(2)
The dollar amounts in column (c) represent the CAP to the PEO. The determination of CAP in accordance with Item 402(v) of Regulation S-K requires the following adjustments to the amounts reported in the “Total” column of the SCT:

	2025	2024	2023	2022	2021
SCT total	$6,955,598	$3,004,885	$2,702,743	$3,999,171	$3,147,029

Less stock awards per SCT(i)	(5,250,000)	(1,000,000)	(750,000)	(1,650,000)	(1,300,000)
Equity award adjustments(ii):
Year-end fair value of equity awards granted in the year and unvested at year end(iii)	6,115,221	1,010,632	648,782	785,225	373,504
Year over year change in fair value of outstanding and unvested equity awards(iv)	80,554	(41,823)	(488,761)	(211,729)	976,486
Fair value as of vesting date of equity awards granted and vested in the year(v)	—	—	—	900,000	1,000,000
Year over year change in fair value of equity awards granted in prior years that vested in the year(vi)	(60,184)	(124,893)	(42,474)	(4,525)	—
Value of dividends or other earnings paid on stock or option awards not otherwise reflected in fair value or total compensation(vii)	341,500	196,283	177,555	273,309	541,843

CAP to the PEO	$8,182,688	$3,045,084	$2,247,845	$4,091,451	$4,738,862

(i)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column of the SCT.
(ii)
The relevant required equity award adjustments for each year presented include the addition or subtraction, as applicable, of the following:
(iii)
The year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of that year;
(iv)
The amount of change as of the end of the applicable year (from the end of the prior year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of the applicable year;

(v)
For equity awards that are granted and vest in same applicable year, the fair value as of the vesting date;
(vi)
For equity awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior year) in fair value; and
(vii)
The dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year.
(3)
The dollar amounts in column (d) represent the average of the amounts reported in the “Total” column of the SCT for the NEOs as a group (excluding the PEO) for each applicable year. Mr. Line, the Company’s principal financial officer, was its only non-PEO NEO for 2021 and 2022. Mr. Line and Ms. Quinif were the Company’s non-PEO NEOs for 2023, 2024, and 2025.
(4)
The dollar amounts in column (e) represent the CAP to the non-PEO NEOs. The determination of CAP in accordance with Item 402(v) of Regulation S-K requires the following adjustments to the amounts reported in the “Total” column of the SCT. The adjustments made to determine the CAP to the non-PEO NEOs are of the same nature as described in footnotes (2)(i)-(vii) above for the PEO and are as follows:

	2025	2024	2023	2022	2021
Average SCT total	$3,333,598	$1,851,600	$1,494,700	$1,268,100	$1,293,100

Less stock awards per SCT(i)	(2,150,000)	(600,000)	(425,000)	(350,000)	(250,000)
Equity award adjustments(ii):
Year-end fair value of equity awards granted in the year and unvested at year end(iii)	2,569,620	606,364	367,610	366,525	311,351
Year over year change in fair value of outstanding and unvested equity awards(iv)	47,700	(27,609)	(136,437)	(83,424)	359,680
Fair value as of vesting date of equity awards granted and vested in the year(v)	—	—	—	—	—
Year over year change in fair value of equity awards granted in prior years that vested in the year(vi)	(39,588)	(29,806)	(38,632)	(3,777)	—
Value of dividends or other earnings paid on stock or option awards not otherwise reflected in fair value or total compensation(vii)	141,356	42,132	58,287	111,207	219,266

Average CAP to the non-PEO NEOs	$3,902,685	$1,842,681	$1,320,528	$1,308,631	$1,933,397

(5)
Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming an initial investment of $100 and dividend reinvestment, and the difference between the Company’s stock price at the end and the beginning of the measurement period by the Company’s stock price at the beginning of the measurement period.
(6)
The dollar amounts in column (g) represent the weighted peer group TSR, weighted according to the respective company’s stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the Russell 2000 Asset Managers & Custodians Index (“R2000 A&C Index”), which is comprised of the Asset Managers & Custodians subsector of the Russell 2000 Index. The R2000 A&C Index used to calculate the returns includes the following companies by year:

2021	2022	2023	2024	2025

Arlington Asset Investment Corp.	Associated Capital Group, Inc.	Associated Capital Group, Inc.	AlTi Global, Inc.	Acadian Asset Management., Inc.

Associated Capital Group, Inc.	AssetMark Financial Holdings, Inc.	AlTi Global, Inc.	AssetMark Financial Holdings, Inc.	AlTi Global, Inc.

AssetMark Financial Holdings, Inc.	Artisan Partners Asset Management, Inc.	AssetMark Financial Holdings, Inc.	Artisan Partners Asset Management, Inc.	Artisan Partners Asset Management, Inc.

Artisan Partners Asset Management, Inc.	Blucora, Inc.	Artisan Partners Asset Management, Inc.	BrightSphere Investment Group Inc	Brookfield Business Corp.

Blucora, Inc.	Brookfield Business Corp.	Avantax, Inc.	Brookfield Business Corp.	Burford Capital Limited

BrightSphere Investment Group, Inc.	BrightSphere Investment Group, Inc.	Brookfield Business Corp.	Burford Capital Limited	Cohen & Steers, Inc.

Cohen & Steers, Inc.	Cohen & Steers, Inc.	BrightSphere Investment Group, Inc.	Cohen & Steers, Inc.	Diamond Hill Investment Group, Inc.

Cowen Inc	Diamond Hill Investment Group, Inc.	Cohen & Steers, Inc.	Diamond Hill Investment Group, Inc.	GCM Grosvenor, Inc.

Diamond Hill Investment Group, Inc.	Federated Hermes, Inc.	Diamond Hill Investment Group, Inc.	GCM Grosvenor, Inc.	Hamilton Lane Incorporated

Federated Hermes, Inc.	Focus Financial Partners, Inc.	Federated Hermes, Inc.	Hamilton Lane Incorporated	P10, Inc.

Focus Financial Partners, Inc.	GAMCO Investors, Inc.	Focus Financial Partners, Inc.	Patria Investments Ltd.	Patria Investments Ltd.

GAMCO Investors, Inc.	GCM Grosvenor, Inc.	GCM Grosvenor, Inc.	PJT Partners, Inc.	Perella Weinberg Partners

GCM Grosvenor, Inc.	Greenhill & Co., Inc.	Hamilton Lane Incorporated	Perella Weinberg Partners	PJT Partners, Inc.

Greenhill & Co., Inc.	Hamilton Lane Incorporated	Oppenheimer Holdings Inc.	P10, Inc.	Silvercrest Asset Management Group Inc.

Hamilton Lane Incorporated	Manning & Napier, Inc.	Patria Investments Ltd.	Silvercrest Asset Management Group Inc.	StepStone Group, Inc.

MMA Capital Holdings, Inc.	Oppenheimer Holdings Inc.	PJT Partners, Inc.	StepStone Group, Inc.	Victory Capital Holdings, Inc.

Oppenheimer Holdings Inc.	PJT Partners, Inc.	Perella Weinberg Partners	Victory Capital Holdings, Inc.	Virtus Investment Partners, Inc.

PJT Partners, Inc.	Perella Weinberg Partners	P10, Inc.	Virtus Investment Partners, Inc.	Westwood Holdings Group, Inc.

Pzena Investment Management, Inc.	Pzena Investment Management, Inc.	Silvercrest Asset Management Group Inc.	WisdomTree, Inc.	WisdomTree, Inc.

Silvercrest Asset Management Group Inc.	Silvercrest Asset Management Group Inc.	Sculptor Capital Management, Inc.

Sculptor Capital Management, Inc.	Sculptor Capital Management, Inc.	StepStone Group, Inc.

StepStone Group, Inc.	StepStone Group, Inc.	Victory Capital Holdings, Inc.

Virtus Investment Partners, Inc.	Victory Capital Holdings, Inc.	Virtus Investment Partners, Inc.

Waddell & Reed Financial, Inc.	Virtus Investment Partners, Inc.	WisdomTree, Inc.

Westwood Holdings Group, Inc.	WisdomTree, Inc.
WisdomTree Investments, Inc.

(7)
The company-selected measure (“CSM”) is net operating income, adjusted non-GAAP basis, which adjusts net operating income, for the impact of market movements on the deferred compensation liability and related economic hedges, and the impact of the Consolidated Funds. Net operating income, adjusted non-GAAP basis is a financial measure based on non-GAAP. The Company believes this measure and other non-GAAP financial measures provide relevant and meaningful information to investors about its core operating results. See the “Reconciliation of Non-GAAP Measures” section in this Proxy Statement. While the Company uses several financial and non-financial performance measures for the purpose of evaluating its executive compensation programs, it has determined that net operating income, adjusted non-GAAP basis is the financial performance measure that represents the most important performance measure used by it to link CAP to the NEOs, for the most recently completed year, to the Company’s performance.

Tabular List of Important Performance Measures

As described in greater detail above under the heading “Compensation Discussion and Analysis”, the metrics that the Company uses for both its long-term and short-term incentive awards are selected based on an objective of aligning the interests of its NEOs with the interest of its shareholders. The Company considers the measures below to be the most important to link CAP to the NEOs for the most recently completed year to its performance.

Performance Measure
Net operating income, adjusted non-GAAP Basis
Net operating profit margin, adjusted non-GAAP basis
Earnings per share attributable to common shareholders - diluted, adjusted non-GAAP basis
Long-term investment performance

For an explanation of how the non-GAAP financial measures above are derived from the Company’s audited consolidated financial statements, see the “Reconciliation of Non-GAAP Measures” section in this Proxy Statement.

Analysis of Information Presented in the Pay Versus Performance Table

As described in greater detail above under the heading “Compensation Discussion and Analysis”, the Company’s executive compensation program reflects a variable pay for performance philosophy. While the Company considers several performance indicators to align executive compensation with its performance, not all of those performance indicators are presented in the “Pay Versus Performance” Table. The Company does not specifically align its performance measures with CAP, as computed in accordance with Item 402(v) of Regulation S-K. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the “Pay Versus Performance” Table.

The Company determines NEO compensation, in part, based on its core operating results. It believes that net operating income, adjusted non-GAAP basis (its CSM) provides the most relevant and meaningful information regarding its core operating results. Net operating income, adjusted non-GAAP basis is a non-GAAP financial measure. See the “Reconciliation of Non-GAAP Measures” section in this Proxy Statement. The following graph compares the change in CAP to the PEO and non-PEO NEOs with the Company’s net income and its net operating income, adjusted non-GAAP basis for the five-year period ended December 31, 2025.

The above table includes the change in the total value of all outstanding unvested equity awards held by the PEO and non-PEO NEOs. Due to the large amount of unvested equity awards, the annual change in CAP may be more volatile than the other measures shown in the graph above.

The following graph compares the change in CAP to the PEO and non-PEO NEOs, with the Company’s TSR, and the TSR for the R2000 A&C Index for the five-year period ended December 31, 2025. The R2000 A&C Index is comprised of the Asset Managers & Custodians sub-sector of the Russell 2000 Index. The Company uses the R2000 A&C Index as its peer group comparison because it believes that index is the most relevant, comparable index available.

The change in CAP includes the change in the total value of all outstanding unvested equity awards held by the PEO and non-PEO NEOs. Due to the large amount of unvested equity awards, the annual change in CAP may be more volatile than the other measures shown in the graph above.

RECONCILIATION OF NON-GAAP MEASURES

As a supplement to information calculated and presented in accordance with GAAP, the Company. is providing certain non-GAAP financial measures. Management believes the non-GAAP financial measures below are useful measures of the Company’s core business activities, are important metrics in estimating the value of an asset management business, and help facilitate comparisons to Company operating performance across periods. These non-GAAP financial measures should not be used as a substitute for financial measures calculated in accordance with GAAP and may be calculated differently by other companies. The following schedules reconcile the difference between financial measures calculated in accordance with GAAP and non-GAAP financial measures. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, as well as the Company’s condensed consolidated financial statements and related notes included in its Annual Report.

	Year Ended December 31, 2025
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non- operating income (loss)	Income tax expense	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$110,362	$36,736	$30,545	$17,921	$48,762	$17.91	25%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(6,095)	6,095	(6,095)	—	—	—	4%
Consolidated Funds(2)	—	215	(3,623)	(755)	(2,055)	(0.75)	—
Other investment income(3)	—	—	(20,827)	(5,597)	(15,230)	(5.60)	—

Adjusted Non-GAAP basis	$104,267	$43,046	$—	$11,569	$31,477	$11.56	29%

	Year Ended December 31, 2024
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non- operating income (loss)	Income tax expense	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$107,203	$43,892	$15,119	$15,833	$43,178	$15.66	29%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(4,776)	4,776	(4,776)	—	—	—	3%
Consolidated Funds(2)	—	28	199	61	165	0.06	—
Other investment income(3)	—	—	(10,542)	(2,825)	(7,717)	(2.80)	—

Adjusted Non-GAAP basis	$102,427	$48,696	$—	$13,069	$35,626	$12.92	32%

	Year Ended December 31, 2023
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non- operating income (loss)	Income tax expense	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$101,212	$35,504	$23,071	$15,490	$42,226	$14.32	26%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(5,600)	5,600	(5,600)	—	—	—	4%
Consolidated Funds(2)	—	330	(4,148)	(793)	(2,166)	(0.73)	—
Other investment income(3)	—	—	(13,323)	(3,571)	(9,752)	(3.31)	—

Adjusted Non-GAAP basis	$95,612	$41,434	$—	$11,126	$30,308	$10.28	30%

	Year Ended December 31, 2022
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non- operating income (loss)	Income tax expense	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$90,165	$64,331	$(13,373)	$14,088	$40,434	$13.01	42%
Non-GAAP Adjustments:
Deferred compensation liability(1)	4,402	(4,402)	4,402	—	—	—	(3)%
Consolidated Funds(2)	—	423	11,317	2,113	6,063	1.95	—
Gain on sale of High Yield-Focused Advisory(4)	—	—	(6,814)	(1,761)	(5,053)	(1.63)	—
Other investment income(3)	—	—	4,468	1,155	3,313	1.07	—

Adjusted Non-GAAP basis	$94,567	$60,352	$—	$15,595	$44,757	$14.40	39%

	Year Ended December 31, 2021
(in thousands, except percentages and per share data)	Total operating expenses	Net operating income	Total non- operating income (loss)	Income tax expense	Net income attributable to common shareholders	Earnings per share attributable to common shareholders - diluted	Net operating profit margin
GAAP Basis	$105,936	$76,258	$25,381	$26,050	$74,201	$23.34	42%
Non-GAAP Adjustments:
Deferred compensation liability(1)	(7,082)	7,082	(7,082)	—	—	—	4%
Consolidated Funds(2)	—	340	(6,192)	(1,160)	(3,304)	(1.04)	—
Gain on sale of High Yield-Focused Advisory(4)	—	—	(9,000)	(2,339)	(6,661)	(2.10)	—
Other investment income(3)	—	—	(3,107)	(808)	(2,299)	(0.72)	—

Adjusted Non-GAAP basis	$98,854	$83,680	$—	$21,743	$61,937	$19.48	46%

(1)
This non-GAAP adjustment removes the compensation expense resulting from market valuation changes in the Diamond Hill Fixed Term Deferred Compensation Plan and the Diamond Hill Variable Term Deferred Compensation Plan’s (together, the “Deferred Compensation Plans”) liability and the related net gains or losses on investments designated as an economic hedge against the related liability. Amounts deferred under the Deferred Compensation Plans are adjusted for appreciation/depreciation of investments chosen by participants. The Company believes it is useful to remove the net impact of the Deferred Compensation Plans’ compensation expense or income, which is offset by the non-operating investment income or loss realized on the hedges against the related compensation expense, to help readers understand the Company’s core operating results and to improve comparability from period to period.
(2)
The Diamond Hill Funds (a series of funds, including open-end mutual funds and an exchange-traded fund) that were consolidated with the Company during each applicable period are referred to as the “Consolidated Funds”. This non-GAAP adjustment removes the impact that the Consolidated Funds have on the Company’s GAAP consolidated statements of income. Specifically, the Company adds back the operating expenses and subtracts the investment income of the Consolidated Funds. The adjustment to net operating income represents the operating expenses of the Consolidated Funds, net of the elimination of related management and administrative fees. The adjustment to net income attributable to common shareholders represents the net income of the Consolidated Funds, net of redeemable non-controlling interests. The Company believes removing the impact of the Consolidated Funds helps readers understand its core operating results and improves comparability from period to period.
(3)
This non-GAAP adjustment represents the net gains or losses earned on the Company’s non-consolidated investment portfolio that are not designated as economic hedges of the Deferred Compensation Plans’ liability, non-consolidated seed investments, and other investments. The Company believes adjusting for these non-operating income or loss items helps readers understand the Company’s core operating results and improves comparability from period to period.

(4)
This non-GAAP adjustment removes the impact of the gain on the sale of the investment advisory contract of the Diamond Hill Corporate Credit Fund and the Diamond Hill High Yield Fund (together, the “High Yield-Focused Advisory Contracts”). The sale of the High Yield-Focused Advisory Contracts was a discrete transaction, thus, the Company believes that removing the impact of the gain helps readers understand the Company’s core operating results and improves comparability period to period.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit the Company’s consolidated financial statements. To carry out this responsibility, the Audit Committee engages in an evaluation of the independent registered public accounting firm’s qualifications, performance, and independence. The Audit Committee also periodically considers whether the independent registered public accounting firm should be rotated and the advisability and potential impact of selecting a different independent registered public accounting firm.

The Audit Committee has reappointed KPMG to serve as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026. KPMG was first appointed to serve as the Company’s independent registered public accounting firm on October 24, 2012, and served as its independent registered public accounting firm for fiscal year ended December 31, 2025.

The Audit Committee and the Board believe that the continued retention of KPMG as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders, and the Audit Committee is asking shareholders to ratify the selection of KPMG as its independent registered public accounting firm for fiscal year ending December 31, 2026.

Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and respond to appropriate questions from shareholders.

THE AUDIT COMMITTEE AND THE BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2026.

If Proposal 2 is not approved, the Audit Committee will reconsider the appointment of KPMG as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2026, and may or may not make any changes to such appointment.

AUDIT COMMITTEE MATTERS

Fees Charged by the Independent Registered Public Accounting Firm

The following table summarizes the fees billed by KPMG for services rendered to the Company and its subsidiaries during 2025 and 2024.

	Year Ended	Year Ended
	12/31/2025	12/31/2024
Audit Fees(1)	$312,000	$287,000
Audit-Related Fees	—	—
Tax Fees (2)	67,300	69,000
All Other Fees	—	—
Total Fees	$379,300	$356,000

(1)
Audit Fees include professional services rendered for the audit of annual financial statements, reviews of quarterly financial statements, issuance of consents, and assistance with review of other documents filed with the SEC.
(2)
Tax Fees include professional services rendered for tax preparation and compliance.

Pre-Approval by Audit Committee

The Audit Committee has adopted policies and procedures that set forth the manner in which the committee will review and approve all audit and non-audit services proposed to be provided by the independent registered public accounting firm (the “Services”) to ensure that the provision of the Services does not impair the firm’s independence. The pre-approval policies and procedures are as follows:

•
The Audit Committee has established a pre-approval fee cap of $25,000, under which any Services in excess of the $25,000 fee cap must be submitted to the Audit Committee for review and pre-approval, and any Services less than the $25,000 fee cap must be approved by the CFO and then reported to the Audit Committee at its next regularly scheduled meeting; and
•
Pre-approval actions taken during Audit Committee meetings are recorded in the minutes of the meetings.

In determining whether to approve the proposed Services, the Audit Committee and the CFO consider whether such Services are consistent with the SEC’s and the Public Company Accounting Oversight Board (“PCAOB”) rules on auditor independence. All of the Services related to audit-related fees, tax fees, or all other fees described above were pre-approved by the Audit Committee.

Audit Committee Report

During 2025, the Audit Committee was comprised of independent directors operating under a written charter adopted by the Board, the most current version of which is available on the Company’s website, ir.diamond-hill.com, under “Corporate Information - Corporate Governance”. Annually, the Audit Committee engages the Company’s independent registered public accounting firm. KPMG served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.

Management is responsible for preparation of the Company’s financial statements and for designing and maintaining the Company’s systems of internal controls and financial reporting processes. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements in accordance with standards of the PCAOB and issuing reports on the Company’s financial statements and the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee’s responsibility is to provide independent, objective oversight of these processes.

Pursuant to this responsibility, the Audit Committee reviewed and held discussions with management and KPMG regarding the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025. The Audit Committee reviewed the audit plan and scope with KPMG. The Audit Committee also met with KPMG without management present to discuss the results of their audit work, their evaluation of the Company’s system of internal controls and the quality of the Company’s financial reporting.

The Audit Committee also discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and SEC. The Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence, and has discussed with KPMG its independence from management and the Company.

Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2025, were prepared in accordance with GAAP. Based on the Audit Committee’s discussions with management and KPMG and its review of KPMG’s report to the Audit Committee, the Audit Committee recommended to the Board (and the Board has approved) that the audited consolidated financial statements be included in the Form 10-K filed with the SEC.

Submitted by the Audit Committee of the Board:

Richard S. Cooley

Gordon B. Fowler

Paula R. Meyer

Diane C. Nordin

Nicole R. St. Pierre

L’Quentus Thomas, Chair

PROPOSAL 3 - ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As described under the heading “Compensation Discussion and Analysis” in this Proxy Statement, the Board believes that executive compensation should be linked with the Company’s performance and significantly aligned with the interests of the Company’s shareholders. In addition, the Company’s executive compensation program is designed to allow it to retain, and recognize the contributions of, employees who play a significant role in its current and future success. The Board urges you to read the “Compensation Discussion and Analysis” section and the executive compensation tables and related disclosure in this Proxy Statement for a detailed description of the 2025 compensation of the NEOs.

The vote on this resolution is not intended to address any specific element of compensation. Rather, the advisory vote relates to the overall compensation of the Company’s NEOs. This vote is advisory, and therefore, not binding on the Company, the Board, or the Compensation Committee. However, the Board and the Compensation Committee will review the voting results and may take into account the outcome of the vote when determining future compensation for the NEOs.

Accordingly, the Board asks shareholders to vote on the following resolution:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the 2025 compensation of the named executive officers of the Company, as disclosed in the Company’s Proxy Statement for the 2026 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative discussion.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE 2025 COMPENSATION OF THE COMPANY’S NEOS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K.

ADDITIONAL INFORMATION

Shareholder Communications with the Board of Directors

Given the Company’s relatively small size, limited number of record shareholders, and the Board’s consistent practice of being open to receiving direct communications from shareholders, the Board believes that it is not necessary to implement, and the Company does not have, a formal process for, shareholders to send communications to the Board. Current practice is to forward any communication received by the Company and addressed to: (i) the full Board, to the Board Chair; (ii) a group of directors, to a member of the group; or (iii) an individual director, to that person.

Shareholder Proposals for 2027 Annual Meeting

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with SEC rules and the Company’s Amended and Restated Code of Regulations (the “Regulations”). Should a shareholder wish to have a proposal appear in the Company’s proxy statement and proxy card for the 2027 Annual Meeting of Shareholders, under applicable SEC rules, the proposal must be received by the Company’s Secretary on or before December 14, 2026, and must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act. The Company will not be required to include in its proxy statement and proxy card a shareholder proposal that is received after that date or that otherwise fails to meet the requirements for shareholder proposals established by applicable SEC rules.

The advance notice provisions of the Regulations govern the submission of director nominations and other business proposals that a shareholder wishes to have considered at an annual meeting of shareholders, but which may not be included in the Company’s proxy statement for that meeting. Under the Regulations, director nominations or other business proposals to be addressed at the Company’s 2027 Annual Meeting of Shareholders may be made by a shareholder entitled to vote who has delivered a notice to the Secretary of the Company not later than the close of business on February 27, 2027 and not earlier than January 28, 2027. If a shareholder intends to present a proposal at the Company’s 2027 Annual Meeting of Shareholders without inclusion of that proposal in the Company’s 2027 proxy materials and written notice of the proposal is not received by the Company on or before the deadline imposed by the advance notice provisions of the Regulations, or if the Company meets other requirements of the SEC rules, proxies solicited by the Board for the Company’s 2027 Annual Meeting of Shareholders will confer discretionary authority on the proxy holders named therein to vote on the proposal at the meeting. In addition, shareholders who intend to solicit proxies for the Company’s 2027 Annual Meeting of Shareholders in support of director nominees other than the Company’s nominees must provide notice to the Company in accordance with, and within the period prescribed in, the advance notice provisions of the Regulations.

The advance notice provisions in the Regulations are in addition to, and separate from, the requirements that a shareholder must meet to have a proposal included in the proxy statement and proxy card under the rules of the SEC. To be eligible for consideration at an annual meeting of shareholders, a shareholder’s proposal and notice thereof must otherwise comply with the procedures and requirements of the Regulations and applicable SEC rules.

All notices described in this section shall be sent to, and a copy of the Regulations may be obtained from, Carlotta D. King, Secretary, Diamond Hill Investment Group, Inc., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215.

Shareholders Sharing the Same Address

SEC rules allow multiple shareholders residing at the same address the convenience of receiving a single copy of the Annual Report and proxy materials if they consent to do so (“householding”). Householding, which has been instituted by the Company, is permitted only in certain circumstances, including when a shareholder has the same last name and address as one or more additional shareholders. If the required conditions are met, and SEC rules allow, a shareholder’s household may receive a single copy of the Annual Report and proxy materials. The householding procedure reduces the volume of duplicate information shareholders receive and reduces expenses. If you are a shareholder and: (i) you wish to receive separate paper copies of the Annual Reports and proxy materials, either this year or in the future, or (ii) members of your household receive multiple paper copies of the Annual Report and proxy materials and you wish to request householding, you may contact the Company’s transfer agent, Equiniti Trust Company at P.O. Box 64874, St. Paul, Minnesota 55164-0874, or by phone at (800) 401-1957, or write to Carlotta D. King, Secretary, at 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215, or by phone at (614) 255-3333.

In addition, many brokerage firms and other registered holders have instituted householding. If your family has one or more “street name” accounts under which the Company’s common shares are beneficially owned, you may have received householding information from your broker, financial institution, or other nominee in the past. Please contact the registered holder directly if you have questions, require additional copies of this Proxy Statement or the Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

Other Business

As of the date of this Proxy Statement, the Board knows of no business to be acted upon at the Annual Meeting other than Proposals 1, 2, and 3, each as described in this Proxy Statement. However, if any other business properly comes before the Annual Meeting, the persons named as proxy holders on the accompanying proxy card will vote and act on such matters in accordance with their best judgment in light of the conditions then prevailing, to the extent permitted under applicable law.

The Company appreciates your prompt completion, execution, and delivery of your proxy card or your submission of voting instructions electronically over the Internet or by telephone. Whether or not you expect to attend the Annual Meeting, please complete and sign the proxy card and return it in the enclosed envelope, or vote your proxy electronically via the Internet or telephonically.

By Order of the Board of Directors

Carlotta D. King
Secretary

DIAMOND HILL

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O DIAMOND HILL INVESTMENT GROUP, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/DHIL2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V87425-P49175 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

DIAMOND HILL INVESTMENT GROUP, INC.

The Board of Directors Recommends a Vote FOR Proposals 1, 2, and 3.

1. Election of the nominees named below as directors:

Nominees:	For	Against	Abstain
1a. Heather E. Brilliant	☐	☐	☐
1b. Richard S. Cooley	☐	☐	☐
1c. Gordon B. Fowler	☐	☐	☐
1d. Austin Hawley	☐	☐	☐
1e. Paula R. Meyer	☐	☐	☐
1f. Diane C. Nordin	☐	☐	☐
1g. Nicole R. St. Pierre	☐	☐	☐
1h. L'Quentus Thomas	☐	☐	☐
2. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

	For	Against	Abstain
3. Approval, on an advisory basis, of the 2025 compensation of the Company's named executive officers.	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. FOR SHARES HELD IN THE DIAMOND HILL INVESTMENT GROUP 401(K) PLAN AND TRUST (THE "PLAN"), THE PLAN'S TRUSTEE WILL VOTE THE SHARES AS DIRECTED. IF NO DIRECTION IS GIVEN TO THE PLAN'S TRUSTEE ON HOW TO VOTE THE SHARES BY MAIL ON OR BEFORE MAY 27, 2026, OR BY INTERNET OR PHONE BY 11:59 P.M. (ET) ON MAY 27, 2026, THE PLAN'S TRUSTEE WILL VOTE THE SHARES HELD IN THE PLAN IN THE SAME PROPORTION AS THE SHARES FOR WHICH IT RECEIVES INSTRUCTIONS FROM ALL OTHER PARTICIPANTS IN THE PLAN.

Please sign exactly as your name(s) appear(s) on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

V87426-P49175

DIAMOND HILL INVESTMENT GROUP, INC.
ANNUAL MEETING OF SHAREHOLDERS
May 28, 2026
8:00 a.m. ET

The undersigned hereby appoints Carlotta D. King and Thomas E. Line and each of them, as proxies of the undersigned, with full power of substitution, to represent and to vote all common shares, without par value (the "Shares"), of Diamond Hill Investment Group, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held virtually at www.virtualshareholdermeeting.com/DHIL2026 on Thursday, May 28, 2026 at 8:00 a.m. ET or at any adjournment thereof as set forth on the reverse side hereof.

The Board of Directors recommends a vote FOR each nominee listed under proposal 1 and FOR each of proposals 2 and 3. THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO SPECIFICATION IS MADE AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES LISTED UNDER PROPOSAL 1, AND IN FAVOR OF PROPOSALS 2 AND 3. If any other matters are properly brought before the Annual Meeting or at any adjournment thereof, the Shares represented by this Proxy will be voted in the discretion of the proxies on such other matters as the directors may recommend.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE, UNLESS VOTING ELECTRONICALLY.

See reverse for voting instructions.